EXECUTION


                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                                  By and Among

                   BOSTON BIOMEDICA, INC., BTRL CONTRACTS AND
        SERVICES, INC. and BBI-NORTH AMERICAN CLINICAL LABORATORIES, INC.

                                 as the Borrower

                                       and

                        THE FIRST NATIONAL BANK OF BOSTON

                                  as the Lender




                           Dated: As of August 2, 1995






             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                                TABLE OF CONTENTS

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
Preamble.........................................................................................            1

Section 1 - Definitions; Use of Terms; Incorporation by Reference................................            2


Section 2 - Establishment of Loan Account and Description of Loan Arrangement
                  and Credit Facilities..........................................................            7

2.1  Amounts and Types of Loans; Notes Evidencing Loans..........................................            7
2.2  Interest Rate on Loans......................................................................            8
2.3  Repayment of Loans..........................................................................            8
2.4  Security for the Loans......................................................................            8
2.5  Use of Proceeds ............................................................................            8
2.6  Loan Advances...............................................................................            8
2.7  Other Advances and Payments.................................................................            9
2.8  Loan Statements.............................................................................            9
2.9  Release of Guaranty.........................................................................           10
2.10 Review of  Line of Credit...................................................................           10

Section 3 - Security Interest in Collateral......................................................           10

3.1 Granting Clause; Description of Collateral...................................................           10
3.2 Certain Representations, Warranties, and Covenants Regarding the Collateral..................           12

    3.2.1  Lock Box Agreement....................................................................           12
    3.2.2  Schedules and Assignments of Account/Consents to Assignments..........................           12
    3.2.3  Bona Fide Accounts....................................................................           13
    3.2.4  Notification To Account Debtors and Others by Lender..................................           13
    3.2.5  Allowances and Adjustments............................................................           13
    3.2.6  Notification To Account Debtors by Borrower...........................................           14
    3.2.7  Title to Collateral...................................................................           14
    3.2.8  Actions To Maintain Perfection........................................................           14
    3.2.9  Lender's Payment of Taxes and Other Payments..........................................           14
    3.2.10 Verification..........................................................................           15
    3.2.11 Location of Collateral................................................................           15
    3.2.12 Powers of Attorney....................................................................           15
    3.2.13 Ratification and Indemnification Under Power of Attorney..............................           17
    3.2.14 Motor Vehicle Certificates of Title...................................................           17
    3.2.15 Audit Fees............................................................................           17
    3.2.16 Borrowing Base Determinations.........................................................           17

3.3  Inventory Collateral........................................................................           18
3.4  Equipment Collateral........................................................................           18

    3.4.1  Business Use; Purchase Money Acquisitions.............................................           18
    3.4.2  Fixtures..............................................................................           18

Section 4 - Representations, Covenants and Warranties............................................           19

4.1 General Representations, Covenants and Warranties............................................           19

    4.1.1 Business; Supplementary Information Regarding Borrower.................................           19
    4.1.2 Due Organization and Existence; Authorization..........................................           19
    4.1.3 Articles of Organization; Stock; Accurate Records......................................           20
    4.1.4 Binding Documents; Violation of Other Agreements.......................................           20
    4.1.5 Title To Assets; Security Interests and Mortgages; Leases;
                  Royalties; etc.................................................................           20
    4.1.6 Investments............................................................................           20
    4.1.7 Litigation; Outstanding Orders.........................................................           20
    4.1.8 Financial Statements Delivered.........................................................           21
    4.1.9 Current Stockholders...................................................................           21
    4.1.10 Other Liabilities; Tax Returns; No Adverse Changes....................................           21
    4.1.11 No Agency Between Borrower and Lender.................................................           21
    4.1.12 Regulation U..........................................................................           22
    4.1.13 ERISA.................................................................................           22
    4.1.14 Necessary Permits and Licenses........................................................           22
    4.1.15 Governmental Approvals Not Required...................................................           22
    4.1.16 Adequate Financing....................................................................           23
    4.1.17 No Event of Default...................................................................           23
    4.1.18 Compliance with Leases................................................................           23
    4.1.19 President and Chief Executive Officer; Major Stockholder..............................           23
    4.1.20 Compliance with Certain Environmental Laws............................................           23
    4.1.21 Recent Changes of Name or Structure...................................................           24
    4.1.22 Payment of Wages......................................................................           24

4.2 Certain Affirmative Covenants................................................................           24

    4.2.1 Payment of Obligations.................................................................           24
    4.2.2 Books and Records......................................................................           24
    4.2.3 Inspection.............................................................................           24
    4.2.4 Commercial Purposes....................................................................           25
    4.2.5 Notice of Adverse Matters..............................................................           25
    4.2.6 Principal Lending Business.............................................................           25





    4.2.7  Maintenance of Corporate Existence; Compliance with Laws..............................           25
    4.2.8  Payment of Taxes and Filing of Returns................................................           25
    4.2.9  Maintenance of Properties.............................................................           26
    4.2.10 Collection Costs; Legal Fees; etc.....................................................           26
    4.2.11 Insurance.............................................................................           26
    4.2.12 Further Agreements; Compliance with Other Obligations; Tax Returns;
                  Notice of Litigation and of Events of Default..................................           27
    4.2.13 Certain Environmental Matters.........................................................           28
    4.2.14 Changes in Master Exhibit.............................................................           29
    4.2.15 Government Approvals..................................................................           29
    4.2.16 Key Man Life Insurance................................................................           29

4.3  General Negative Covenants..................................................................           29

    4.3.1 Other Debt.............................................................................           29
    4.3.2 Payment of Dividends...................................................................           30
    4.3.3 Loans by the Borrower..................................................................           30
    4.3.4 Investments............................................................................           30
    4.3.5 Mergers, etc...........................................................................           30
    4.3.6 Sales of Assets........................................................................           30
    4.3.7 No Liens; Permitted Encumbrances ......................................................           30
    4.3.8 Continuance of Business................................................................           30

Section 5 - Financial and Reporting Covenants....................................................           31

5.1 Reporting Covenants..........................................................................           31

    5.1.1 Quarterly Financial Statements.........................................................           31
    5.1.2 Annual Financial Statements............................................................           32
    5.1.3 Monthly and Weekly Reports.............................................................           32
    5.1.4 Officer's Certificate..................................................................           33
    5.1.5 Other Information......................................................................           33

5.2  Financial Covenants.........................................................................           33

Section 6 - Events of Default....................................................................           35

Section 7 - Remedies.............................................................................           37

7.1 General Remedies.............................................................................           37
7.2 License .....................................................................................           39
7.3 No Duty of Preservation; Joint Property......................................................           39
7.4 Cumulative Remedies .........................................................................           39





Section 8 - Waiver; Termination .................................................................           40

8.1 Waiver By The Borrower.......................................................................           40
8.2 Lender's Option To Waive.....................................................................           40

Section 9 - Miscellaneous........................................................................           40

9.1 Deposits As Collateral; Set-Off..............................................................           40
9.2 Transfer of Collateral to Bank...............................................................           41
9.3 No Duty To Preserve or Collect...............................................................           41
9.4 Survival of Covenants; Binding Effect........................................................           41
9.5 Termination of Agreement.....................................................................           42
9.6 Conflict of Terms............................................................................           42
9.7 Prior Discussions; Amendments in Writing; Counterparts;
                  Filing As Financing Statement..................................................           42
9.8 General Indemnification......................................................................           43
9.9 Destruction of Documents; Jurisdiction.......................................................           43
9.10 Notices.....................................................................................           43
9.11Application of Proceeds......................................................................           44
9.12 Continuance of Defaults.....................................................................           44
9.13 Severability................................................................................           44
9.14 Headings....................................................................................           44
9.15 Governing Law; Sealed Instrument............................................................           45
9.16 Force Majeure...............................................................................           45
9.17 Interpretation of Agreement.................................................................           45







Master Exhibit


Exhibit 1.4.1              1994 BBI, BTRL and NACL Equipment Appraisal Report

Exhibit 1.8                Existing Government Contracts

Exhibit 3.2.1              Form of Lock Box Agreement

Exhibit 4.2.15(A)          Form of Collateral Assignment

Exhibit 4.2.15(B)          Form of Notice of Collateral Assignment

Exhibit 5.2.3              Calculation of Debt Service Ratios




             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------


         This Second Amended and Restated Loan and Security Agreement (this "Agreement") is dated as of August 2, 1995, and is by and among BOSTON BIOMEDICA, INC. ("BBI"), BTRL CONTRACTS AND SERVICES, INC. ("BTRL"), and BBI-NORTH AMERICAN CLINICAL LABORATORIES, INC. ("NACL"), formerly known as NORTH AMERICAN LABORATORY GROUP, INC., each of which is a Massachusetts corporation validly created, legally existing and in good standing under the laws of the Commonwealth of Massachusetts and each of which has its "Notice Address" at 375 West Street, West Bridgewater, Massachusetts 02379 (BBI, BTRL and NACL, together with their respective successors and assigns, are collectively referred to herein as the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association having an office and "Notice Address" at Bank of Boston-Worcester Tower, P.O. Box 15073, 100 Front Street, Worcester,
Massachusetts 01608-1438 (together with its successors and assigns, the "Lender"), successor-by-merger to WORCESTER COUNTY INSTITUTION FOR SAVINGS, a Massachusetts savings bank ("WCIS").

         WHEREAS, the Borrower and the Lender entered into a certain amended and restated loan arrangement (the "Loan Arrangement") as evidenced by a certain Amended and Restated Loan and Security Agreement dated as of June 18, 1993 (the "Amended and Restated Agreement"), which Loan Arrangement has been subsequently amended by a certain letter agreement dated August 26, 1993 ("Amendment No. 1") by and between the Borrower and the Lender, further amended by a certain Amendment No. 2 to Amended and Restated Loan Agreement dated as of July 29, 1994 ("Amendment No. 2") by and between the Borrower and the Lender and further amended by Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of October 11, 1994 ("Amendment No. 3") by and between the Borrower and the Lender (the Amended and Restated Agreement as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 is sometimes hereinafter referred to as the "Amended Agreement"); and

         WHEREAS, BTRL and NACL are each wholly-owned subsidiaries of BBI, formed to acquire certain assets determined to be useful and necessary to the business conducted by BBI; and

         WHEREAS, the Borrower and the Lender desire to again restate in their entirety all of the provisions of the Loan Arrangement, to amend certain provisions of the Loan Arrangement as more particularly described herein, and to further increase the amount of credit available to the Borrower; and

         WHEREAS, the Lender is willing to enter into this Agreement and grant such financial accommodations to or for the benefit of the Borrower in accordance with the terms of this Agreement only if the Borrower shall make and enter into certain agreements, covenants, representations and warranties as set forth herein and as further set forth and contained in the Financing Instruments (as hereinafter defined), all of the terms and conditions of which Financing Instruments are hereby incorporated herein by reference;

         NOW THEREFORE, in order to induce the Lender to lend certain sums, to extend such additional credit and to grant financial accommodations, all to or for the benefit of the Borrower, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby represents and warrants to the Lender, and hereby covenants and agrees with the Lender, all as follows:

                                    SECTION 1

                           DEFINITIONS; USE OF TERMS;
                           INCORPORATION BY REFERENCE
                           --------------------------

         In this Agreement:

         1.1 "Accounts" shall mean and refer to any and all of Borrower's rights to payment for goods sold or leased or for services rendered, which are not evidenced by an Instrument or Chattel Paper, whether or not such rights have been earned by performance, and shall include all receivables, notes, drafts, acceptances, other forms of obligations and "accounts" as defined in the UCC, all in whatever form and however arising or created;

         1.2 "Borrowing Base" shall mean and refer to the lesser of the Line of Credit Maximum Amount (defined below), or the Calculated Amount (defined below), where:

                  1.2.1 "Line of Credit Maximum Amount" shall mean and refer to the amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000); and

                  1.2.2 "Calculated Amount" shall mean and refer to the sum of the following items:

                           1.2.2.1 Eighty Percent (80%) of the net amount of Eligible Accounts; plus

                           1.2.2.2 the lesser of Forty percent (40%) of all Eligible Inventory, or One Million Five Hundred Thousand Dollars ($1,500,000);

         1.3 "Eligible Accounts" shall mean and refer to that portion of Borrower's Accounts which arise in the ordinary course of Borrower's business, which have been earned by performance and which are not:

                  1.3.1  outstanding more than ninety (90) days;

                  1.3.2 based on payment terms other than those which are usual and customary to the Borrower's business;

                  1.3.3 due from any Account Debtor which holds or is entitled to any claim, counterclaim, setoff or chargeback or which has the right to return to the Borrower for credit or refund the goods giving rise to such Account;

                  1.3.4  based  on  any  sale  made  on,   so-called,   "delayed
        shipping", "bill and hold" or "dating" basis;

                  1.3.5  evidenced by a promissory note;

                  1.3.6 due from any Person employed by, or any salesman or independent contractor of, the Borrower;

                  1.3.7 due from any Guarantor or any past, present or future affiliate, parent or subsidiary of BBI, BTRL or NACL;

                  1.3.8 due from Account Debtors with respect to which the Borrower is an Account Debtor (to the extent of the amount payable by Borrower);

                  1.3.9 based on delivery of goods on consignment or otherwise on "sale on approval", "sale or return" or similar terms (whether or not compliance has been made with Section 2-326 of the UCC); or

                  1.3.10 determined by the Lender, in the exercise of reasonable judgment, to be difficult to collect, to be of diminished or uncertain value, or in which the Lender may not have a perfected security interest pursuant to the provisions of the Financing Instruments.

         Notwithstanding the foregoing, if at any time, fifty percent (50%) or more of the Accounts due from any particular patient Account Debtor of NACL remain unpaid (in whole or in part) after the passage of more than ninety (90) days from the respective dates of each such patient Account invoice from NACL, then from and after such determination, none of the Accounts (then existing or thereafter arising) due from such patient Account Debtor shall be deemed to be Eligible Accounts until such time as all patient Accounts due from such patient Account Debtor are no more than ninety (90) days past due from date of invoice as a result of actual payments received thereon.

         In addition, Eligible Accounts shall not include Accounts relating to Existing Government Contracts (as hereinafter defined) until such time as the same have been novated into the name of BTRL and are otherwise in full compliance with 48 C.F.R. ss.42.12 (1991) to the satisfaction of Lender;

         Characterization of any account due from an Account Debtor as an Eligible Account shall not be deemed a determination by the Lender as to its actual value nor in any way obligate the Lender to accept any Account subsequently arising from such Account Debtor to be, or to continue to open such account to be, an Eligible Account; it is Borrower's responsibility to determine the creditworthiness of Account Debtors and all risks concerning the same and collection of Accounts are with Borrower. All Accounts whether or not Eligible Accounts constitute Collateral hereunder.

         1.4  "Eligible Equipment" shall mean

                  1.4.1    that  part  of  BBI's  Equipment  purchased  in  1994
                           appraised by the appraisal dated August 9, 1994 conducted by Frank Ronne & Associates, which Eligible Equipment is listed in Exhibit 1.4.1 annexed hereto;

                  1.4.2 Equipment owned by BTRL (the "BTRL Equipment"), which was appraised by appraisal dated August 9, 1994 conducted by Frank Ronne & Associates, which Eligible Equipment is listed in Exhibit 1.4.1 annexed hereto;

                  1.4.3 Equipment owned by NACL (the "NACL Equipment"), which was appraised by appraisal dated August 9, 1994 conducted by Frank Ronne & Associates, which Eligible Equipment is listed in Exhibit 1.4.1 annexed hereto; and

                  1.4.4 Equipment to be purchased by the Borrower ("New Eligible Equipment").

         1.5 "Eligible Inventory" shall mean that part of BBI's Inventory which the Lender determines, from time to time and in its sole discretion, to be eligible for purposes of determining the Calculated Amount;

         1.6 "Equipment" shall mean all motor vehicles (whether or not subject to motor vehicle registration), rolling stock, machinery, furniture, office equipment, plant equipment, laboratory equipment, fixtures, tools, spare parts, accessories, dies, molds and all other like goods, property and assets owned now or hereafter by Borrower and used in the operation or furtherance of Borrower's business (whether or not Eligible Equipment or New Eligible Equipment); and "equipment" as defined in the UCC;

         1.7 "Equipment Collateral" shall mean all Equipment and all Documents (whether negotiable or non-negotiable) which relate to Equipment;

         1.8 "Existing Government Contracts" means the United States contracts, subcontracts and agreements relating to BTRL which are listed on Exhibit 1.8 annexed hereto;

         1.9 "Financing Instruments" shall mean and refer to any and all agreements (including this Agreement), Instruments, Documents, and other writings including without limitation, security agreements, loan agreements, notes, guarantees, mortgages, deeds of trust, collateral assignments, subordination agreements, contracts, notices, leases, financing statements and all other written matter, whether heretofore, now, or hereafter executed by or on behalf of the Borrower and delivered to the Lender in connection with the transactions described in this Agreement or contemplated hereby, together with all agreements and documents referred to therein or contemplated thereby;

         1.10 "GAAP" shall mean and refer to generally accepted accounting principles in the United States;

         1.11 "Inventory" shall mean and refer to any and all of the following owned by Borrower: goods, wares, merchandise, raw materials, supplies, components, work in process, finished goods and all packaging, advertising, shipping material, labels and other devices, names, or marks affixed thereto for purpose of selling the same; tangible personal property held by the Borrower for processing, sale, license, or lease, or furnished or to be furnished by the Borrower under contracts of sale or service or to be used or consumed in the Borrower's business (whether or not Eligible Inventory); items referred to above which are in transit, returned, rejected, repossessed or detained (whether or not Eligible Inventory); and "inventory" as defined in the UCC;

         1.12 "Inventory Collateral" shall mean all Inventory and all Documents (whether negotiable or non-negotiable) which relate to Inventory;

         1.13 "IRC" shall mean and refer to the Internal Revenue Code of 1986, as amended, and regulations as promulgated and in effect, from time to time, thereunder;

         1.14 "Liens" shall mean and refer to any and all: mortgages, pledges, security interests, encumbrances, liens, or charges of any kind including, but not limited to, agreements to give any of the foregoing; conditional sales or other title retention agreements or devices, or any leases in the nature thereof; and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction;

         1.15 "Obligations" shall mean and refer to any and all indebtedness, liabilities, duties, undertakings, covenants and agreements (including those of payment or of performance) of the Borrower to the Lender, all of every kind, nature and description, and arising pursuant to the terms of the Financing Instruments or otherwise, including, without limitation:

                  1.15.1 Borrower's liability to repay the Loans (hereinafter defined), together with the payment of all interest and other monies due pursuant to the terms of any and all notes, and any and all substitutions, renewals, extensions, amendments and rewritings of the Loans or such notes and all present and future advances made thereunder;

                  1.15.2 the faithful performance and observance by the Borrower of all agreements, covenants and conditions contained in this Agreement and in each of the other Financing Instruments; and

                  1.15.3 any and all such indebtedness, liabilities, duties, undertakings, covenants and agreements whether or not the same are: now existing or hereafter arising; imposed by agreement or by operation of law; due or not due, absolute or contingent, liquidated or unliquidated, voluntary or involuntary; evidenced by a writing; presently contemplated by the parties; the joint or the several liabilities of the Borrower; direct or indirect; related or unrelated to the transactions described in or contemplated by the Financing Instruments; liabilities or undertakings of the Borrower as surety, guarantor or endorser with respect to obligations of one or more other parties; specifically described as secured or unsecured; hereafter acquired by Lender by assignment, other transfer or operation of law; the result of any transaction whatsoever between the Borrower and the Lender; or by reason of any cause of action which the Lender may have against the Borrower.







         1.16 "Persons" shall mean and refer to any and all individuals, corporations, partnerships, joint stock associations, business or other trusts, governments or any agencies or subdivisions thereof, joint ventures or other entities or associations whatsoever;

         1.17 "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts;

         1.18 The following terms shall have the respective meanings ascribed to
them  in  the  UCC:  "Account  Debtor",   "Chattel  Paper",  "Deposit  Account",
"Document", "Equipment", "General Intangibles" and "Instrument";

         1.19  Terms  defined   elsewhere  in  this  Agreement  shall  have  the
respective meanings ascribed to them where so defined;

         1.20 All exhibits to this Agreement are hereby incorporated herein by reference;

         1.21 The use of the singular of terms which are defined in the plural shall mean and refer to any one of the matters or items or entities included in such definition; and

         1.22 Use of the connective "or" is not intended to be exclusive; the term "may not" is intended to be prohibitive and not permissive; use of "includes" and "including" is intended to be interpreted as expansive and amplifying and not as limiting in any way; and pronouns used herein shall be deemed to include the singular and the plural and all genders.

                                    SECTION 2

                        ESTABLISHMENT OF LOAN ACCOUNT AND
             DESCRIPTION OF LOAN ARRANGEMENTS AND CREDIT FACILITIES
             ------------------------------------------------------

         Upon all the terms and conditions established by the Financing Instruments, the Lender and the Borrower agree to enter into certain loan transactions, pursuant to which the Lender agrees to lend (or otherwise extend credit or provide other financial accommodations) to or for the benefit of the Borrower, and the Borrower agrees to borrow (or otherwise guarantee, undertake to repay or be liable for) the amount and the Obligations described below (altogether, the "Loans"), and the Lender hereby opens for and in the name of the Borrower one or more loan accounts for the purposes of administering the following Loans:

         2.1 Amounts and Type of Loans; Notes Evidencing Loans. The respective amounts and types of the Loans shall be:

                  2.1.1 a Three Million Five Hundred Thousand Dollars ($3,500,000) term revolving line of credit (the "Line of Credit") (the authorized maximum principal amount outstanding from time to time, of which shall not exceed the Borrowing Base), which is evidenced by Borrower's Second Amended and Restated Term Revolving Promissory Note (the "Line of Credit Note") dated of even date herewith in the face amount of the Line of Credit Maximum Amount;

                  2.1.2 a term loan in the original principal amount of Eight Hundred Forty-nine Thousand Dollars ($849,000) (the "Amended and Restated Term Loan"), evidenced by the Borrower's Amended and Restated Term Promissory Note (the "Amended and Restated Term Note") dated October 11, 1994;






                  2.1.3 a term  loan in the  original  principal  amount  of Two
         Hundred  Thousand  Dollars   ($200,000)  (the  "$200,000  Term  Loan"),
         evidenced by the Borrower's Term Promissory Note (the "$200,000 Term Note") dated October 11, 1994 in the face amount of the full principal thereof; and

                  2.1.4 a term loan in the original principal amount of Three Hundred Fifty Thousand Dollars ($350,000) (the "$350,000 Term Loan"), evidenced by the Borrower's Term Promissory Note (the "$350,000 Term Note") dated of even date herewith in the face amount of the full principal thereof.

(The Line of Credit Note, the Amended and Restated Term Note, the $200,000 Term Note and the $350,000 Term Note may each be referred to as a "Note" and collectively as the "Notes".)

         2.2 Interest Rate on Loans. The principal amount outstanding, from time to time, of each of the Loans shall bear interest at the respective rates applicable to each Loan in accordance with the provisions of the Notes.

         2.3 Repayment of Loans. Principal and interest of the Loans shall be paid to the Lender in accordance with the provisions of the Notes.

         2.4 Security for the Loans. All of the Loans shall be secured by the security interests granted in the Collateral (as hereinafter defined) as provided by this Agreement.

         2.5  Use of Proceeds.  The proceeds of the Loans shall be used:

                  2.5.1 with respect to the Line of Credit, for working capital purposes;

                  2.5.2 with respect to the Amended and Restated Term Loan, advances up to the full amount of the Amended and Restated Term Note have been made for the purchase by the Borrower of laboratory equipment, furniture and computer equipment, and to pay down the Line of Credit;

                  2.5.3 with respect to the $200,000 Term Loan, advances up to the full amount of the $200,000 Term Loan have been made for purposes of the purchase and installation by BBI, BTRL and NACL of Eligible Equipment; and

                  2.5.4 with respect to the $350,000 Term Loan, advances shall be made at the request of the Borrower from time to time for a period of six (6) months from the date hereof for purposes of the purchase of New Eligible Equipment, but such advances shall not exceed seventy-five percent (75%) of the purchase price of such New Eligible Equipment.

         2.6 Loan Advances. After the date hereof, Loans shall be made by advances by the Lender to one or more of the accounts maintained by the Borrower pursuant to Section 4.2.6 hereof (hereafter, the "Main Operating Account"). Subject to the terms and conditions hereof, the Lender may make Loans to the Borrower (i) to cover checks drawn by Borrower on the Main Operating Account and
(ii) to cover other authorized charges whether given to the Lender orally, telephonically or in writing and (iii) to cover other charges due and payable hereunder. As an accommodation to the Borrower, and to facilitate the "zero balance account" relationship contemplated by this Agreement, and to avoid the necessity that the Lender communicate with the Borrower each time checks are presented for payment against the Main Operating Account, the Borrower requests the Bank to make a Loan charged to the Loan Account sufficient to cover checks and other authorized charges on each occasion that the same are presented. All actions of the Lender in connection with the ordinary administration of the foregoing are hereby ratified and confirmed and shall be conclusive and binding upon the Borrower. Each request by the Borrower to Lender for an advance under the Line of Credit or the $350,000 Term Loan shall constitute a representation by the Borrower that as of the date of such request (a) each of the representations and warranties set forth herein are true, (b) the Borrower is in compliance with all of the covenants, terms and conditions hereof, and (c) no event or circumstances exist which constitute or with the lapse of time or notice, or both, would constitute or result in the occurrence of an Event of Default (as hereinafter defined).

         2.7 Other Advances and Payments. Whether or not the entire amount available under the Line of Credit shall have been advanced to or for the benefit of the Borrower, and whether or not the Loans shall be payable (by maturity or by acceleration) or an Event of Default shall have occurred under this Agreement, the Lender shall be entitled (but shall not be obligated and may not be required) to make, at its sole discretion, additional advances from time to time:

                  2.7.1 in payment or reimbursement,  as the case may be, of any
         and  all  payments  made  or  amounts  owing   pursuant  to  applicable
         provisions of the Financing Documents;

                  2.7.2 to pay the Lender's usual and customary charges for (a) services rendered by it to the Borrower at the Borrower's request which charges relate to the Obligations; and (b) charges otherwise required to be paid by the Borrower pursuant to this Agreement; and

                  2.7.3 otherwise to or for the benefit of the Borrower, as requested or consented to by the Borrower, as the Lender may in its discretion deem proper or expedient;

and each such additional advance shall be a part of the Obligations and shall at all times be subject to the terms and conditions of this Agreement and secured as provided in the Financing Instruments.

         2.8 Loan Statements. All advances to or for the benefit of the Borrower pursuant to this Agreement shall be charged to the loan account or accounts opened in the Borrower's name on the Lender's books. The Lender periodically shall render to the Borrower statements of such loan account or accounts, setting forth the daily loan balance and total accrued interest during the subject period, which, when so rendered, shall be considered prima facie evidence of the correctness thereof except to the extent that the Lender receives written notice of any exceptions proposed by the Borrower within a reasonable time, but in no event later than one hundred twenty (120) days from the date of such statement. If for any reason the Borrower has not paid interest charges and/or any fees for services, expenses incurred or other charges owed to the Lender by the Borrower, the Lender, at its option and discretion, may at any time or times debit such charges, expenses, and fees to the Borrower's loan account and such amounts shall be added to the principal amount thereof, or the Lender may debit such interest, charges and fees, and any other unpaid Obligations then due, to any deposit or other account of the Borrower at the Lender. Such debits shall not constitute a waiver of any Event of Default. Any item received in payment towards the Borrower's outstanding indebtedness which requires clearance or payment shall not be considered to have been credited until final clearance and final payment.







         2.9 Additional Term Loan. Provided that there exists no Event of Default hereunder, and no event shall have occurred which with the passage of time or the giving of notice, or both, could become an Event of Default hereunder, the Lender agrees to provide the Borrower, by January 1, 1996, with an additional term loan in an original principal amount not to exceed One Hundred Thousand Dollars ($100,000) for purposes of paying down the balance of the Line of Credit then outstanding. Such additional term loan shall have a five-year term and shall be upon such additional terms, and shall bear interest at a rate, as shall be determined by the Lender in its sole and absolute discretion.

         2.10 Review of Line of Credit. The Lender agrees (a) to review the Line of Credit annually on or before July 30 of each year commencing in 1996, to determine whether the Maturity Date (as defined in the Line of Credit Note) thereof will be extended for an additional twelve-month period beyond the Maturity Date then in effect; and (b) to notify the Borrower of such determination in accordance with the notice provisions of the Agreement. Notwithstanding the foregoing, any determination by the Lender to extend the Maturity Date shall not be binding and enforceable against the Lender until the execution of an Extension Agreement, executed by the parties hereto.

                                    SECTION 3

                         SECURITY INTEREST IN COLLATERAL
                         -------------------------------

         3.1 Granting Clause; Description of Collateral. As security for the prompt and full repayment (and performance as the case may be) of the Obligations, the Borrower hereby grants to the Lender a continuing security interest in and to all of the Borrower's present and future right, title and interest in and to the following assets and property, and each item thereof, whether now or hereafter existing, owned or acquired by Borrower, or now or hereafter arising or due or to become due, wherever such assets and property may be located, together with all substitutions, replacements, additions, accessions, products and proceeds (of every kind and nature, cash and non-cash, including, without limitation, insurance proceeds and proceeds which may be property of any type described below) of or to any of the following, (all of which, together with any other property in which the Lender may in the future be granted a security interest to secure the Obligations, is collectively included within the meaning of "Collateral" as used herein):

                  3.1.1 all Inventory and all Documents (whether negotiable or non-negotiable);

                  3.1.2 all Accounts (whether or not Eligible Accounts for purposes of determining the Borrowing Base hereunder); all rights of Borrower to draw under letters of credit; and all rights of Borrower in and to the Inventory which gave rise to any Account, and all liens, guaranties and security granted to or held by Borrower with respect to Accounts or other obligations owing to Borrower (all of the foregoing are collectively referred to herein as the "Receivables Collateral");

                  3.1.3 all contract rights, including, without limitation, all rights to payment under Existing Government Contracts and contracts not yet earned by performance and not evidenced by an Instrument or Chattel Paper;

                  3.1.4 all General Intangibles, including without limitation all goodwill, customer lists, judgments, licenses, permits, trade names, logos, trademarks, service marks, patents, patent applications, copyrights, blueprints, drawings, designs, papers, rights to performance, intellectual property, trade secrets, proprietary processes, developmental ideas and concepts, and proprietary rights, information and property of any kind and nature;

                  3.1.5 all Equipment, whether or not Eligible Equipment or New Eligible Equipment;






                  3.1.6 all items of tangible and intangible personal property of any and every kind and description which are not otherwise described in this subsection 3.1;

                  3.1.7 all Instruments (whether negotiable or non-negotiable, and regardless of their being attached to Chattel Paper), Chattel Paper, policies and certificates of insurance, securities, deposits, Deposit Accounts, money, cash and other property;

                  3.1.8 all liens, guarantees, rights, remedies and privileges pertaining to any of the Collateral, including the right of stoppage in transit;

                  3.1.9 all federal, state, and local tax refunds and/or abatements to which the Borrower is, or becomes, entitled no matter how or when arising, including but not limited to any loss carryback tax refunds;

                  3.1.10 all books, records and information relating to any of the Collateral or the operation of the Borrower's business in whatever medium the same may be stored, contained, recorded or maintained, including without limitation all electronically recorded information and all rights of access to such books, records and information, computer software and information (and all rights, programs, manuals, storage, backup, service contracts, licenses and source codes with respect thereto), and all property in which such books, records and information are stored, contained, recorded or maintained; and

                  3.1.11 all insurance proceeds, refunds, and premium rebates, whether arising out of insurance relating to any of the foregoing or otherwise.

         3.2 Certain Representations, Warranties, and Covenants Regarding the Collateral. In addition to the warranties, representations and covenants of the Borrower set forth elsewhere in this Agreement, the Borrower hereby warrants, represents, and covenants as follows:

                  3.2.1 Lock Box Agreement. The Borrower shall hereafter make collection of all Receivables Collateral in accordance with the terms and provisions of the form of Lock Box Agreement attached hereto as
         Exhibit 3.2.1 (the "Lock Box Agreement"), and shall immediately instruct its Account Debtors to remit all payments, including without limitation all checks, drafts, cash, instruments, and other items and forms of payment which represent, or constitute proceeds or collections of, the Receivables Collateral, in accordance with the terms and provisions of the Lock Box Agreement. Upon receipt, Lender shall deposit all such Receivables Collateral in a collateral account with the Lender (the "Collateral Account"), subject to the provisions of this subsection 3.2.1. After allowing two (2) business days for collection of checks and other instruments, Lender will credit (but conditional upon final collection) such payments to Borrower's Line of Credit loan account (except foreign collection items received by check of a foreign bank drawn on U.S. Dollars which shall be credited when actually received in immediately available funds by the Lender). Such credits shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, the Lender, in its discretion, whether or not the item is returned, may either reverse any credit given for the item or charge it to Borrower's Deposit Account. Any surplus remaining in the Collateral Account after payment of any then due amounts under the Loans shall be then deposited in Borrower's Deposit Account and may be used by Borrower in its discretion subject to the terms and conditions of this Agreement.

                  3.2.2 Schedules and Assignments of Accounts/Consents to Assignments. As and to the extent the Lender may from time to time request, the Borrower shall provide the Lender with schedules describing all Accounts created or acquired by the Borrower, and the Borrower shall execute and deliver written assignments of such Accounts to the Lender, including without limitation the Collateral





         Assignments contemplated by Section 4.2.15 hereof when applicable, provided, however, that the Borrower's failure to execute and deliver such schedules and/or assignments shall not affect or limit the Lender's security interest or other rights in and to each Account. Together with each schedule so requested, the Borrower shall furnish its sales and cash journals or equivalents acceptable to the Lender, and shall warrant the genuineness thereof. the Borrower shall also, on request of the Lender, furnish the Lender with the original shipping and/or delivery receipts for all merchandise sold.

                  3.2.3 Bona Fide Accounts. The Borrower hereby warrants that all Accounts are and will be bona fide existing obligations created by the sale and delivery of merchandise (not on consignment or approval) or the rendition of services to customers in the ordinary course of business, free of Liens, and unconditionally owed to the Borrower, without defense, offset or counterclaim, or that in the event the Borrower becomes aware of the existence of a claim of defense, offset or counterclaim, the Borrower will promptly notify the Lender of such status of any such Account, and the portion of such Account subject to defense, offset or counterclaim shall be excluded from classification as an Eligible Account until such time as the Lender is satisfied that such Account is no longer subject to claim of defense, offset or counterclaim.

                  3.2.4 Notification To Account Debtors and Others by the Lender. The Lender or the Lender's designee may, at any time or times thereafter, with notice to the Borrower (given before, concurrently with or within a reasonably prompt time thereafter, except that no notice shall be required if an Event of Default has occurred and is continuing), notify customers or Account Debtors of the Borrower, either in the name of the Lender or the Borrower, that Accounts have been assigned to the Lender and of the Lender's security interest therein, and may instruct such customers and Account Debtors to make payment directly to the Lender or such other address as may be specified by the Lender, and the Lender may collect directly from the obligors thereon all amounts due on account of any or all of the Collateral and may charge the collection costs and expenses to the Borrower, and the Lender may, at any time or times, advise any Person of the Lender's security interest in and to the Collateral.

                  3.2.5 Allowances and  Adjustments.  Unless and until otherwise directed by the Lender acting in its sole discretion, the Borrower may grant such allowances or other adjustments to Account Debtors as may reasonably accord with sound business practice; provided however that no extension of time for payment shall be granted without the Lender's prior written consent and provided that the Borrower shall furnish the Lender with all reports required hereby with respect to such allowances and adjustments. If any Inventory is returned to or repossessed by the Borrower (other than for any routine warranty, modification or repair service) or is downgraded in quality or has its marketability adversely affected, or is detained from or refused entry to the United States, or required to be removed from the United States, the Borrower shall report any such occurrence to the Lender in writing in accordance with the provisions hereof, and if within three (3) days after receipt by the Lender of such written report thereof, the Lender fails to issue specific instructions to the Borrower concerning such Inventory, the Borrower shall have the right to dispose of the same in accordance with sound business practices, subject, however, to the Lender's security interest therein and in any Collateral arising from the disposition thereof. Upon the occurrence of an Event of Default, the Lender may settle or adjust disputes and claims directly with customers or Account Debtors for amounts and upon terms which the Lender considers advisable, and in all cases the Lender will credit the Borrower's Line of Credit loan account with only the net amounts received by the Lender in payment of such Accounts.

                  3.2.6 Notification To Account Debtors by the Borrower. At the request of the Lender made at any time or times, the Borrower will provide written notifications to any or all of the Borrower's Account Debtors concerning the Lender's security interest in the Collateral and will request that such Account Debtors forward payment thereof directly to the Lender or as the Lender may direct.






                  3.2.7 Title to Collateral. Except for the security interest hereby granted or previously granted and the Permitted Encumbrances (as hereinafter defined), the Borrower is and shall remain the owner of the Collateral free from all Liens, and the Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and, except with respect to the Permitted Encumbrances, no financing statement covering any of the Collateral is on file in any public office in any jurisdiction. The Borrower will promptly upon learning thereof report to the Lender all matters materially adversely affecting the value, collectibility or enforceability of any Collateral. The Borrower does not have presently, and shall not have hereafter, possession of any Inventory on consignment.

                  3.2.8  Actions  To  Maintain  Perfection.  From  time to time, whether or not requested by the Lender, the Borrower will take all steps and actions necessary in order to create, confirm and maintain a valid and perfected security interest in favor of the Lender in the Collateral, subject only to the Permitted Encumbrances, and will join with the Lender in taking any such actions reasonably requested by the Lender, including without limitation executing one or more financing statements in form satisfactory to the Lender, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Lender to be necessary for the purpose of creating, perfecting, or maintaining the perfection or priority of the security interests granted herein; and the Borrower will from time to time at the request of the Lender also do, or execute and deliver, such additional and further acts, things, assurances and instruments as are deemed desirable by the Lender in order to more completely vest in and assure to the Lender all of its rights hereunder and in or to the Collateral.

                  3.2.9 Lender's Payment of Taxes and Other Payments. At the Lender's option, the Lender may at any time or times (but shall have no obligation to):

                           3.2.9.1 discharge taxes, Liens, or security interests
                  or other encumbrances (other than Permitted Encumbrances, and other than taxes being contested in good faith in accordance with and to the extent permitted by this Agreement, unless in either case an Event of Default shall have occurred and be continuing) at any time levied, placed or assessed on the Collateral;

                           3.2.9.2 pay for  insurance on the  Collateral  if the
                  Borrower shall at any time fail to maintain such insurance, or if the Lender shall at any time receive notice or otherwise become aware that such insurance may be cancelled or become cancelable within twenty (20) days; and

                           3.2.9.3 pay for the maintenance  and  preservation of
                  the Collateral.

         The Borrower shall reimburse the Lender on demand for any payment made or expense incurred by the Lender pursuant to the foregoing authorization, and such obligation to reimburse the Lender shall constitute part of the Obligations secured by this Agreement.

                  3.2.10 Verification. The Borrower hereby authorizes the Lender to verify the Collateral, and any portion thereof, including verification with Account Debtors, and with the Borrower's billing companies, collection agencies, and accountants at any time and from time to time, and to sign the Borrower's name to any notice to Account Debtors or any notice relative to such verification of Collateral.

                  3.2.11 Location of Collateral. Such of the Collateral as constitutes tangible property will be kept at all times at the Borrower's Notice Address or at the Maryland Office (as hereinafter defined) or the Connecticut Office (as hereinafter defined), wherever the same is currently located. The Borrower will not remove such Collateral from such location without the prior written consent of the Lender. All the




         Borrower's books and records regarding Collateral are and will be kept and maintained at the Borrower's Notice Address or at BTRL's principal office at 3 Taft Court, Rockville, Maryland 20850 (the "Maryland Office") or at NACL's principal office at 75 North Mountain Road, New Britian, Connecticut 06053 (the "Connecticut Office"), wherever the same are currently located and shall not be removed from those locations without the Lender's prior written consent.

                  3.2.12 Powers of Attorney. The Borrower hereby irrevocably constitutes and appoints the Lender as the Borrower's true and lawful attorney, with full power of substitution (in each case at the sole risk, cost and expense of the Borrower but for the benefit of the Lender) to do the following:

                           3.2.12.1 at any time or times (whether or not an Event of Default has occurred), to file and record without the Borrower's signature, or sign the Borrower's name to and file and record, financing statements and any other instruments (including without limitation applications to name the Lender as lienholder on any motor vehicle or other Certificates of Title), and to take such other actions as the Lender may deem necessary in order to, perfect or maintain the perfection or priority of or disclose or protect the Lender's security interests in the Collateral or any portion thereof; to receive and open the Borrower's mail, remove therefrom and hold or apply any Collateral and dispose of such mail or turn over such mail (other than such Collateral) to the Borrower or any trustee in bankruptcy, receiver, assignee for benefit of creditors or other legal representatives to whom the Lender determines to be the appropriate Person to turn over such mail; to endorse the name of the Borrower in favor of the Lender upon any and all checks, drafts, notes, money orders, acceptances and other items, Instruments and forms of payment, and to sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral; to sign the Borrower's name to any invoices, schedules, freight or express receipts, bills of lading, and other Documents or writings of a similar or different nature, relating to the Collateral; to sign the name of the Borrower on any schedules and assignments of Accounts, and on notices of assignment, financing statements and other public records relating to the
                  Collateral, and on any notice to the Borrower's Account Debtors for verification of the Receivables Collateral; and to receive and apply any proceeds of any Collateral and to otherwise exercise any rights or remedies available to the Lender hereunder or under any of the Financing Instruments or otherwise under agreement or applicable law, to the extent exercisable or available to the Lender prior to an Event of Default; and

                           3.2.12.2 at any time or times after an Event of Default has occurred and is continuing, in addition to the actions described in subsection 3.2.12.1 above, to prosecute, defend, compromise or release any action relating to the Collateral; to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender, and to sign change of address forms therefor; to sign the Borrower's name in proofs of claim in bankruptcies of Account Debtors, notices of lien, claims of mechanics' liens, or assignments or releases of mechanics' liens securing the Accounts; to take any such actions as may be necessary to obtain payment of any letter of credit of which the Borrower is a beneficiary; to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower; to take any and all other actions (including, without limitation, the right to sue in the name of the Borrower or the Lender to collect upon any and all Collateral and to settle, adjust or compromise any and all claims with respect to Collateral including insurance claims) as the Lender shall deem necessary or expedient to convert the Collateral into cash; and to otherwise exercise any rights or remedies to the Lender hereunder or under any of the Financing Instruments, or otherwise under agreement or applicable law.


                  3.2.13 Ratification and Indemnification Under Power of Attorney. In connection with all powers of attorney set forth in this Agreement or in the other Financing Instruments, the Lender shall have full power to exercise such powers as fully and effectually as the Borrower might or could do; and the Borrower agrees that the Lender shall not be obligated to exercise any of the powers authorized herein, and shall be free to exercise or refrain from exercising any of such powers at any time or times in its absolute discretion, and, if the Lender elects to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrower except for the Lender's actual bad faith or gross negligence; and that all powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until such time as all Obligations have been paid or performed and the Lender's agreement to make advances has terminated.

                  3.2.14 Motor Vehicle Certificates of Title. The Borrower hereby represents and warrants that, with the exception of Equipment which has been financed in compliance with Section 4.3.1 hereof, it will promptly deliver to the Lender upon request the originals of all Certificates of Title within its possession or control pertaining to any Equipment owned by it for which Certificates of Title are currently issued, together with a duly completed and executed Application to Add Lienholder for each such Certificate; and the Borrower covenants and agrees that it will promptly deliver to the Lender upon request all Certificates of Title relating to any Equipment hereafter acquired by it, together with a duly completed and executed Application to Add Lienholder therewith (in form and content satisfactory for filing with the appropriate office), and that the Borrower shall not seek to obtain any Certificate of Title for any Equipment currently lacking such a Certificate, and it shall not attempt to recertify or obtain a new Certificate for any Equipment currently evidenced by a Certificate of Title (whether in the Commonwealth of Massachusetts or any other jurisdiction) without first notifying the Lender, and only if the original of such Certificate of Title properly names the Lender as first lienholder thereon (subject only to any Permitted Encumbrances), in each case duly perfecting the Lender's security interest granted under this Agreement.

                  3.2.15 Audit Fees. The Borrower shall pay to the Lender the Lender's usual audit fees (as determined by the Lender for accounts of the type and size of the Borrower) per audit conducted by the Lender, from time to time, of the Collateral located outside of Massachusetts, plus any reasonable out-of-pocket expenses of the Lender associated therewith.

                  3.2.16 Borrowing Base Determinations. The calculations used to determine the Borrowing Base are intended solely for purposes of determining the aggregate amount of Loans which the Lender is presently willing to make to the Borrower. The Borrower and the Lender expressly agree that such calculations are not intended to and shall not constitute for any purposes:

                           3.2.16.1 a determination  by the Lender of the actual
                  present or future value of any Collateral;

                           3.2.16.2   any   limitation   with   respect  to  the
                  description of Collateral;

                           3.2.16.3 any determination by the Lender with respect
                  to the creditworthiness of Account Debtors or any assumption by the Lender of any risk concerning such creditworthiness; or

                           3.2.16.4 any  limitation,  reduction or diminution of
                  the Obligations or the security therefor, all as provided in this Agreement and the other Financing Instruments.

         3.3 Inventory Collateral. With respect to all Inventory Collateral, so long as no Event of Default has occurred, the Borrower may sell items of Inventory Collateral:

                  3.3.1 Pricing and Cash Sales. for cash in amounts not less than the Borrower's published, usual or customary prices, less only usual and customary discounts for volume sales or prompt payment; or

                  3.3.2 Credit Terms and Accounts. on credit terms usual and customary in the business conducted by the Borrower, at prices which conform to the terms of subsection 3.3.1, above, and under such circumstances as give rise to Accounts subject to this Agreement.

Any Inventory Collateral which will be acquired with proceeds of the Loans is described on the Master Exhibit.

         3.4    Equipment Collateral.  With respect to all Equipment Collateral:

                  3.4.1 Business Use; Purchase Money Acquisitions. all of the Equipment Collateral is and will be used by the Borrower in the ordinary course of its business operations, and the Equipment Collateral which is being acquired with proceeds of the Loans is specifically described on the Master Exhibit; and

                  3.4.2 Fixtures. if any part of the Equipment Collateral is or will be a Fixture (as defined in the UCC), the same shall be affixed to the real property at the Notice Address of the Borrower or to the real property at the Maryland Office or at the Connecticut Office and to such additional locations as are specifically identified and designated in the Master Exhibit; and, with respect to all items of Collateral which are or become Fixtures prior to the perfection of, or in such circumstances as the interests of any other Person may have priority over, the security interest granted to the Lender under this Agreement, the Borrower will, on demand of the Lender, furnish to the Lender such waivers or disclaimers of any and all interests in and to the Collateral which could claim or have priority over the interests of the Lender, in each case in such form and upon such terms as the Lender may request.

                                    SECTION 4

                    REPRESENTATIONS, COVENANTS AND WARRANTIES

         In addition to such other representations, covenants and warranties as are contained herein, or elsewhere in the Financing Instruments or as have otherwise been made to the Lender, the Borrower hereby represents, covenants and warrants that:

         4.1  General Representations, Covenants and Warranties.

                  4.1.1 Business; Supplemental Information Regarding the Borrower. BBI is engaged in the business of assaying, processing, manufacturing, selling, and distributing human blood-based products; BTRL is engaged in the business of biomedical and biotechnical contract research and services; NACL is engaged in the business of providing clinical reference laboratory services; BBI's principal place of business and chief executive office and mailing address is located at the Notice Address set forth at the beginning of this Agreement; BTRL's principal place of business and mailing address is the address of the Maryland Office and NACL's principal place of business and mailing address is the address of the Connecticut Office. The Borrower does not and will not conduct any business under any trade name or trade style other than the Borrower's legal name or as set forth in the Master Exhibit. Set forth in the Master Exhibit attached hereto are the names and addresses of the respective officers and members of the Board of Directors of each Borrower, the name and title of each officer authorized to execute the Financial Instruments and thereafter deal with the Lender on behalf of the Borrower, and locations of all the Borrower's other places of business or at which the Borrower's properties may be kept or located, which information is true, accurate and complete; the Borrower agrees to furnish the Lender with written notice within ten (10) days of any changes in such information, or any additional information necessary to insure that said Master Exhibit remains true, accurate and complete. Nothing in this subsection 4.1.1 shall be construed to permit any action which is otherwise restricted or prohibited pursuant to the terms of this Agreement.

                  4.1.2 Due Organization and Existence; Authorization. Each of BBI, BTRL and NACL (a) is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, (b) has adequate corporate power and authority to own its properties and assets and to carry on its business activities as and where now conducted, (c) is qualified to do business as a foreign corporation and is in good standing in each jurisdiction wherein such qualification is necessary, and where the failure to so qualify would have a material adverse effect on the business or property of the Borrower, and (d) has the corporate power and authority to execute and deliver such of the Financing Instruments as have been executed by it, and to perform the Financing Instruments in accordance with the terms thereof.

                  4.1.3 Articles of Organization; Stock; Accurate Records. The Articles of Organization and all amendments thereto of each of BBI, BTRL and NACL have been duly filed and are in proper order. All capital stock issued by BBI, BTRL and NACL and currently outstanding is properly issued, and all books and records of BBI, BTRL and NACL , including but not limited to, its minute book, by-laws and books of account, are accurate and up-to-date and will be so maintained.

                  4.1.4 Binding Documents; Violation of Other Agreements. Each of BBI, BTRL and NACL has taken all steps required by applicable law to make this Agreement, and each of such Financing Instruments, its legal, valid and binding obligation enforceable in accordance with its terms, and neither the execution, delivery nor performance of this Agreement or any of the Financing Instruments is in violation of any law, the Articles of Organization, Bylaws or other organizational documents of it, or of any other agreement or instrument to which it is a party or by which it or any of its assets is or may be bound, and does not constitute a default under any of the foregoing, or result in the creation or imposition of a Lien upon any of its properties or assets other than that in favor of the Lender.

                  4.1.5 Title To Assets; Security Interests and Mortgages; Leases; Royalties; etc. The Borrower has title (and good, clear, record and marketable title in the case of real property) to all assets reflected in the financial statements hereinafter referred to and delivered to the Lender, and to all assets acquired since the date of said financial statements (other than those assets subsequently disposed of in the ordinary course of business), free of any Lien except in favor of the Lender and except for the Permitted Encumbrances.

                  4.1.6 Investments. The Borrower has no investment, in equity or debt, in any Person other than obligations of the United States or Deposit Accounts.

                  4.1.7 Litigation; Outstanding Orders. Except as disclosed on the Master Exhibit attached hereto, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Borrower, any of its agents, servants or employees, threatened against the Borrower or any of its properties in any court, before any other tribunal or any federal, state, municipal or other governmental authority. The Borrower is not in default with respect to any order of any court, or other tribunal or governmental authority. The execution, delivery and performance of this Agreement and each of the Financing Instruments by the Borrower will not constitute a default of any order of any court, or any other tribunal or governmental authority.




                  4.1.8 Financial Statements Delivered. The Borrower has furnished to the Lender its financial statements, including consolidated balance sheet and statement of profit and loss as at and for the fiscal years ended December, 1993 and 1994, as audited by Coopers & Lybrand, LLP. Said financial statements fairly present the financial position of the Borrower as at the dates thereof and said statement of profit and loss fairly presents the results of the operations of the Borrower for the fiscal years indicated, all in conformity with GAAP consistently applied.

                  4.1.9 Current Stockholders. Set forth on the Master Exhibit annexed hereto and made a part hereof are the names and addresses of each shareholder of the Borrower holding 5% or more of any class of the outstanding capital stock of the Borrower having ordinary voting power and the number of fully paid and non-assessable shares held by each.

                  4.1.10 Other Liabilities; Tax Returns; No Adverse Changes. Except as may be set forth in the Master Exhibit annexed hereto, (a) the Borrower has no knowledge of any contingent obligations or liabilities of the Borrower for taxes or long-term commitments which are not shown in the balance sheets included in said statements or noted therein; (b) the Borrower has filed all required tax returns or extensions therefor and has paid all applicable federal, state and local taxes shown to be due (other than taxes which may hereafter be paid without penalty) and the Borrower has no knowledge of any deficiency or additional assessment in connection therewith for which no provision has been made on its books; (c) there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower since the date of the most recent financial statement referred to above and (d) the Borrower's Taxpayer Identification Numbers are 04-2652826 (BBI), 04-3152484 (BTRL) and 04-3196246 (NACL). The Borrower's federal income tax returns have been prepared and filed for its fiscal year(s) stated in the Master Exhibit.

                  4.1.11 No Agency Between the Borrower and the Lender. Nothing herein contained shall be construed to constitute the Borrower as the Lender's agent for any purpose whatsoever, and the Lender shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of any Collateral wherever the same may be located and regardless of the cause thereof other than as a direct and proximate result of the Lender's actual bad faith or negligence provided however that a standard of "gross negligence" shall be used with respect to the Lender's engagement of third parties with respect to the foregoing. The Lender does not, by anything herein or in any assignment or otherwise, assume any of the Borrower's obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by the Borrower of any of the terms and conditions thereof.

                  4.1.12 Regulation U. The Borrower does not own, nor has any present intention of acquiring, any "margin security" as defined in Regulation U (12 C.F.R. Part 221) of the Board of Governors of the Federal Reserve System (herein called a "margin security"). None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin security or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U.

                  4.1.13 ERISA. The Borrower has not incurred any material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or incurred any material liability to the Pension Benefit Guaranty Corporation established under such Act (or any successor thereto under such Act), nor does the Borrower foresee that it will incur any such material accumulated funding deficiency or material liability in the future, in connection with any employee benefit plan established or maintained by the Borrower. The making of the Loans will not involve any prohibited transaction within the meaning of the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code, as amended. There are no facts known to the Borrower which create, or in the future may (so far as the Borrower can now foresee) create, any withdrawal or other liability of the Borrower under the Multi-employer Pension Plan Amendment Act of 1980.

                  4.1.14 Necessary Permits and Licenses. The Borrower possesses all franchises, rights, certificates, variances, licenses, permits and other authorizations, consents and approvals from all administrative, regulatory or governmental bodies and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, in each case, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its business, properties and assets, and the Borrower is not in violation of any thereof in any material respect.

                  4.1.15 Governmental Approvals Not Required. Neither the nature of the Borrower nor its business or property, nor any relationship between or among the Borrower and any other Person is such as to require any consent, authorization, waiver, approval or other action by or any notice to or filing with any court or administrative, regulatory or governmental body, including, without limitation, government agencies, offices and instrumentalities with which the Borrower has contracts, in connection with the execution and delivery by the Borrower of this Agreement or the other Financing Instruments or the fulfillment of or compliance by the Borrower with, or the enforcement by the Lender of, the terms and provisions hereof or thereof.

                  4.1.16 Adequate Financing. The Borrower has no reason to believe that the proceeds of the Loans, together with such other sources of funds as are now directly and immediately available to the Borrower, will not be adequate to finance its business operations for the terms of the Amended and Restated Term Loan, the $200,000 Term Loan and the $350,000 Term Loan.

                  4.1.17 No Event of Default. As of the date hereof, there does not exist any Event of Default or any event which, but for the giving of notice or the lapse of time or both, would constitute an Event of Default under this Agreement, any of the Financing Instruments or under the provisions of any instrument evidencing any indebtedness of the Borrower to any other Person.

                  4.1.18 Compliance with Leases. The Borrower enjoys peaceful and undisturbed possession as lessee under all leases necessary in any material respect for the operation of its business or of its properties and assets, none of which contains any provisions which might materially affect or impair the operation of its business or such properties and assets. All such leases are valid and subsisting and are in full force and effect.

                  4.1.19 President and Chief Executive Officer; Major Stockholder. RichardET. Schumacher shall continue to perform the traditional functions of President and chief executive officer of the Borrower and shall continue to exercise the traditional authority of such officer. In addition, Richard T. Schumacher shall continue to own and exercise complete control over not less than twenty-five percent (25%) of the outstanding capital stock of BBI; provided however that such limitation shall not apply in the event that BBI offers stock in BBI pursuant to an initial public offering or private placement to investors. In addition, while any Obligations remain outstanding, BBI shall continue to own one hundred percent (100%) of the issued and outstanding capital stock of BTRL and NACL.

                  4.1.20 Compliance with Certain Environmental Laws. Neither the Borrower, nor any Person for whose conduct the Borrower is responsible, owns, occupies or operates, or has ever owned, occupied or operated a site or vessel on which has been stored any hazardous material or oil, without compliance with all statutes, regulations, ordinances, directives, and orders of every federal, state, municipal and other governmental  authority  which  has  or  claims  jurisdiction  relative thereto (the terms "site", "vessel", and "hazardous material", respectively, as used herein include the definitions of those terms in Massachusetts General Laws, Ch. 2lE); neither the Borrower, nor any Person for whose conduct the Borrower is responsible, has ever disposed of, transported, or arranged for the transport of any hazardous material or oil without compliance with all such statutes, regulations, ordinances, directives, and orders; and neither the Borrower, nor any Person for whose conduct the Borrower is responsible, has ever been legally responsible for any release or threat of release of any hazardous material or oil; received notification of any potential or known release or threat of release of any hazardous material or oil from any site or vessel owned, occupied or operated by the Borrower, or any Person for whose conduct the Borrower is responsible, or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any hazardous material or oil from any such site or vessel.

                  4.1.21 Recent Changes of Name or Structure. Except as reflected in the Master Exhibit with respect to the corporate name of NACL, the Borrower has not within the preceding four (4) months changed its name, identity or corporate structure and has not previously had a principal place of business or chief executive office located outside the Commonwealth of Massachusetts; and no Collateral has been brought into this Commonwealth within the past four (4) months subject to a security interest in favor of a third party perfected in any manner under the law of the jurisdiction from which said Collateral was removed.

                  4.1.22 Payment of Wages. The Borrower represents and warrants that all currently owed wages to employees have been paid, and agrees and covenants that all wages to employees will be paid as and when due.

                  4.2  Certain Affirmative Covenants.

                  4.2.1 Payment of Obligations. The Borrower will duly and punctually pay or cause to be paid, and perform or observe, or cause to be performed or observed, as the case may be, all of the Obligations and will pay and perform or observe, or cause to be paid, performed or observed all other duties or liabilities of any kind of the Borrower to the Lender, under or as provided in the Financing Instruments, or otherwise by agreement or applicable law.

                  4.2.2 Books and Records. The Borrower will maintain its financial books and records in an accurate, up-to-date, complete and standardized fashion in accordance with GAAP consistently applied, and in accordance with any state or federal regulatory requirements applicable to the Borrower's business or activities.

                  4.2.3 Inspection. The Borrower will, at all reasonable times during regular business hours, and upon reasonable advance notice, make available in its offices, and shall allow the Lender, at the Lender's expense, access to, all of the Borrower's books and records for inspection, audit, examination and copying by the Lender and the Lender's representatives, and the Borrower will, at all reasonable times, permit entry by the Lender upon the Borrower's premises for purpose of inspection of its properties by the Lender and the Lender's representatives and agents, including but not limited to the Collateral or any portion thereof.

                  4.2.4 Commercial Purposes. All advances under the Loans shall be used exclusively for the Borrower's business purposes and operations and shall not in any respect be used for personal, family or household purposes.




                  4.2.5 Notice of Adverse Matters. The Borrower will, immediately upon learning thereof, report to Lender all matters materially adversely affecting the Borrower's business or financial condition or properties, including, without limitation, any damage or destruction of any material amount of the Borrower's properties
         (whether or not constituting Collateral) by fire or other casualty, whether or not insured against.

                  4.2.6 Principal Lending Business. The Borrower will use the Lender as its sole lender of account and depository for BBI's main operating accounts; provided however that BTRL and NACL may maintain checking accounts at banks other than the Lender for purposes of handling their accounts payable and payroll.

                  4.2.7 Maintenance of Corporate Existence; Compliance with Laws. The Borrower will maintain and keep in full force its corporate existence and good standing and comply with all laws, regulations and orders of the United States and of any state or states, and other political subdivision thereof, and of any other governmental authority which may have jurisdiction over the Borrower or its properties or businesses.

                  4.2.8 Payment of Taxes and Filing of Returns. The Borrower will pay when due all taxes, including without limitation all real and personal property taxes, assessments and charges and all franchise, income, unemployment, old age benefit, withholding, sales and other taxes assessed against it or any of its properties, and otherwise payable by it, at such times and in such manner as is necessary to prevent any penalty from accruing or any Lien or charge from attaching to its properties. The Borrower shall prepare and file when due all federal, state and local tax, informational and other governmental returns, reports, extensions, and filings, as may be applicable to the Borrower. The provisions of this subsection, however, shall not preclude the Borrower from contesting in good faith and by expeditious process any such tax, and the Borrower shall not be in default under this subsection by reason of the existence of a Lien for taxes not then due, all provided that: (a) an adequate reserve therefor is maintained on the books of the Borrower; (b) the Lender has been notified in writing by the Borrower of such contest; (c) the enforcement of any and all Liens for non-payment of such taxes is effectively stayed and the Lender is satisfied, in its judgment, that such contest or dispute does not materially affect the existence, perfection or priority of the Lender's security interest in any of the Collateral; (d) the Lender is reasonably satisfied that the Borrower has reasonable basis for such contest or dispute; and (e) the Borrower shall immediately pay the full amount of such charges and claims in the event the Borrower's contest or dispute is unsuccessful.

                  4.2.9 Maintenance of Properties. The Borrower will safeguard, protect and preserve the Collateral for the benefit of the Lender, will keep the Collateral free from any adverse lien, security interest or encumbrance taking priority over the security interest of the Lender (other than Permitted Encumbrances), will keep all tangible property constituting part of the Collateral in good working order and repair, will preserve all beneficial contract rights, will take commercially reasonable steps to collect all Accounts, and will not waste or destroy the Collateral or any part thereof; and the Borrower will otherwise preserve, maintain and protect its rights and keep its properties and assets in good repair, working order and condition, and capable of identification, and make (or cause to be made) all needful and proper repairs or renewals, replacements, additions and improvements thereto, and shall use its assets only in the ordinary course of business.

                  4.2.10 Collection Costs; Legal Fees; etc. The Borrower agrees to pay, and to reimburse the Lender, on demand, for all fees, costs and expenses (including, without limitation, attorneys' reasonable fees and expenses) incurred or paid by the Lender in connection with the preparation, negotiation, interpretation or amendment of this Agreement, and of any or all of the Financing Instruments, and of any




         other instrument, agreement or document executed and delivered pursuant thereto or in connection therewith, and for any and all such fees, costs and expenses incurred in connection with collection of the Obligations or the enforcement of the Lender's rights and remedies under this Agreement or any of the Financing Instruments or otherwise against the Borrower, or in the administration, supervision, protection of or realization on any Collateral held as security for any Obligation, or in the defense of any action against the Lender with respect to the Lender's rights or remedies in respect of any Obligation; and all of the foregoing fees, costs, and expenses shall be part of the Obligations secured by this Agreement, and the other Financing Instruments.

                  4.2.11 Insurance.  The Borrower will maintain insurance at all times with financially sound and reputable companies as are reasonably satisfactory to the Lender, in such amounts and against such risks as are customarily insured against by businesses operating in a similar line of business in a similar area, and consistent with sound business practice, in no event less than the greater of (a) the amount required to avoid coinsurance or (b) the total aggregate outstanding principal indebtedness owing by the Borrower to the Lender, including without limitation casualty insurance covering the Collateral and other property of the Borrower against the hazards of fire, flood, sprinkler leakage, burglary, theft, pilferage, loss in transit, those hazards covered by extended coverage, and such other hazards as the Lender may require, all such insurance to be in such form, for such periods and with such companies as shall be reasonably acceptable to the Lender. All premiums thereon shall be paid by the Borrower and if the Borrower fails to do so, the Lender may at its option (but without obligation) procure such insurance and charge the cost to the Borrower's Line of Credit account; provided, however, that any such payment by the Lender shall not constitute satisfaction of the Borrower's obligations with respect to payment hereunder, or a waiver by the Lender of any Event of Default with respect to such non-payment. Without limiting the generality of the foregoing, all such insurance policies shall provide, in form and substance satisfactory to the Lender, that (i) any loss thereunder shall be payable to the Lender as loss payee (first to the Lender and then to the Borrower, as their interests may appear), (ii) any such payment to the Lender shall be made by an instrument to the Lender alone and not to the Borrower and Lender jointly and (iii) no cancellation or modification of such policy shall be effective without at least thirty (30) days prior written notice to the Lender. If any insurance losses are paid by check, draft or other instrument payable to the Borrower and the Lender jointly, the Lender may endorse the Borrower's name thereon and do such other things as the Lender may deem advisable to reduce the same to cash. All loss recoveries received by the Lender upon any such insurance shall be applied to the Obligations in such order as the Lender in its sole discretion may determine, unless otherwise expressly consented to in writing by the Lender. Any surplus shall be paid by the Lender to the Borrower or applied as may be otherwise required by law. Certificates of insurance of, and true and complete copies of, and upon request the originals of, all such casualty insurance policies and endorsements thereto shall be delivered to the Lender contemporaneously with the execution of this Agreement. Annually thereafter, the Borrower shall deliver certificates of such insurance coverages to the Lender, along with satisfactory evidence of general liability, products liability, workmens compensation and other insurance coverage, in form and substance satisfactory to the Lender. The Borrower shall advise the Lender of each claim made by the Borrower under any policy of insurance which covers the Collateral and will permit the Lender, to the exclusion of the Borrower, at the Lender's option in each instance, to conduct the adjustment of each such claim. The Borrower hereby appoints the Lender as the Borrower's attorney to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Lender any and all drafts and other instruments with respect to such insurance. The foregoing appointment being coupled with an interest is irrevocable until the within Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender. The Lender shall not be liable on account of any exercise pursuant to said power except for any exercise in actual wilful bad faith. The Lender may apply any proceeds of such insurance against the Obligations at any time, whether or not such have matured, in such order of application as the Lender may determine.

                  4.2.12 Further Agreements; Compliance With Other Agreements; Payment of Other Obligations; Tax Returns; Notice of Litigation and of Events of Default.

                  The Borrower will:

                           4.2.12.1 from time to time execute and deliver or cause to be executed and delivered, and furnish to the Lender such other agreements, documents, instruments or statements, and do or cause to be done such other acts as the Lender may reasonably request, to effect, confirm and secure to the Lender all rights and advantages intended by this Agreement and the Financing Instruments;

                           4.2.12.2 comply with all leases, and with all other agreements to which the Borrower is a party if a default under any such agreement could materially adversely affect the Collateral;

                           4.2.12.3 generally pay all other debts and liabilities as they become due (except for liabilities, other than the Obligations, being contested in good faith for which adequate provision has been made on the books of the Borrower, provided that all enforcement proceedings are effectively stayed pending such contest) and not permit the acceleration of any indebtedness owed by the Borrower to any Person; and

                           4.2.12.4 give written notice to the Lender within ten
                  (10) days of the occurrence thereof of any litigation filed by or against the Borrower which claims in connection therewith exceed, either individually or when aggregated with other existing litigation filed by or against the Borrower, the sum of Twenty-Five Thousand Dollars ($25,000), and the occurrence or existence of any Event of Default hereunder, or the existence of any situation or state of facts which, either with notice or lapse of time, or both would constitute an Event of Default hereunder, and the action the Borrower has taken or proposes to take with respect thereto, all provided that the receipt of such notice shall not limit or impair, in any way the Lender's rights hereunder.

                  4.2.13  Certain Environmental Matters.  The Borrower shall:

                           4.2.13.1 not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), or dispose of any hazardous material or oil on any site or vessel owned, occupied, or operated by the Borrower or by any Person for whose conduct the Borrower is responsible;

                           4.2.13.2 neither directly nor indirectly transport or
                  arrange for the transport of any hazardous material or oil except in compliance with all laws, ordinances and regulations pertaining thereto;

                           4.2.13.3 provide the Lender with written notice:  (a)
                  upon the Borrower's obtaining knowledge of any potential or known release, or threat of release, in violation of any federal, state or local law, ordinance or regulation pertaining thereto, of any hazardous material or oil at or from any site or vessel owned, occupied or operated by the Borrower, or by any Person for whose conduct the Borrower is responsible or whose liability may result in any lien on any Collateral; (b) upon the Borrower's receipt of any notice to such effect from any federal, state or other governmental authority; or (c) upon the Borrower's obtaining knowledge of any incurrence of any expense or loss by such governmental authority in connection with the assessment, containment or removal of any hazardous material or oil for which expense or loss the Borrower may be liable or for which expense a Lien may be imposed on any Collateral.

                  4.2.14 Changes in Master Exhibit. The Borrower shall promptly notify the Lender in writing of any changes in or additions to the information set forth in the Master Exhibit.

                  4.2.15 Governmental Approvals. To the extent that the Borrower has entered into, or enters into in the future, any contract subject to the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727 (the "Assignment of Claims Act"), the Borrower covenants and agrees to promptly execute and deliver to Lender a Collateral
         Assignment for each such contract in the form of the Collateral Assignment annexed hereto as Exhibit 4.2.15(A) and to complete, execute and send by certified mail return receipt requested a Notice of Assignment of Contract (the "Notice") in the form of the Notice annexed hereto as Exhibit 4.2.15(B) to (a) the Contracting Officer or the agency head; (b) surety on any bond applicable to the contract; and (c) the Disbursing officer designated in the contract to make payment. Furthermore, the Borrower agrees to seek acknowledgement of each such Notice from the addressees thereof as provided in the form of Notice in
         Exhibit 4.2.15(B) and to transmit the same to the Lender upon receipt thereof.

                  4.2.16 Key Man Life Insurance. So long as any of the Obligations remain outstanding, the Borrower agrees to maintain life insurance on the life of Richard T. Schumacher providing for a net payment in cash upon the death of said Richard T. Schumacher in an amount of not less than Two Million Dollars ($2,000,000), and the Borrower shall pledge or collaterally assign such policy or policies to the Lender and, at all times, maintain such pledge or collateral assignment. Such insurance coverage shall include a disability rider in the full amount of such coverage.

                  4.3  General Negative Covenants.

                  4.3.1 Other Debt.  The Borrower will not issue any evidence of indebtedness or create, or incur, assume, guarantee, become contingently liable for or suffer to exist, any indebtedness in excess of One Hundred Fifty Thousand Dollars ($150,000) (other than indebtedness to the Lender), without the prior written consent of the Lender which consent will not be unreasonably withheld or delayed; provided, however, that the Borrower may incur liabilities which are incurred or arise in the ordinary course of the Borrower's business (other than liabilities incurred or arising with respect to money borrowed or for the purchase or lease of assets) without the prior written consent of the Lender. The Borrower shall not enter into or participate in any agreement, arrangement or transaction with any Person without the prior written consent of the Lender, if the effect of such agreement, arrangement or transaction has, or could reasonably be expected in the future to have, the effect of (i) rendering the Borrower either primarily or contingently liable for any indebtedness or other obligation of any Person (ii) transferring any asset of the Borrower to or for the benefit of any Person (except as may be otherwise expressly permitted by this Agreement); or (iii) subjecting any of the Collateral to any lien in favor of any third party (other than Permitted Encumbrances), including but not limited to any creditor or obligee of any Person. Notwithstanding the foregoing, the Borrower shall be permitted to grant purchase money security interests for the purchase of assets otherwise permitted hereunder.

                  4.3.2 Payment of Dividends. The Borrower will not pay any dividends either in cash or kind on any class of its stock nor make any distribution on account of their stock, nor redeem, purchase or otherwise acquire directly or indirectly any of their stock, without prior written notice to and written consent of the Lender except in compliance with this subparagraph 4.3.2. During any period that the Borrower is a "Subchapter S" corporation pursuant to the IRC, the Borrower may pay dividends to its shareholders in the amounts necessary to permit such shareholders to pay the portion of their federal and state income taxes which is directly related to the Borrower's net income attributable to such shareholders.




                  4.3.3 Loans By the Borrower. The Borrower will not make any loan or advances to any Person, including, without limitation, its officers and employees.

                  4.3.4 Investments. The Borrower will not invest in equity or debt of any Person other than obligations of the United States or Deposit Accounts.

                  4.3.5 Mergers, etc. The Borrower will not merge or consolidate or be merged or consolidated with or into any other Person, or be a party to any reorganization, change in legal structure or any sale, lease, transfer or other disposition of all or substantially all of its assets.

                  4.3.6 Sales of Assets. The Borrower will not sell, lease, or dispose of any of its assets except for sales of Inventory in the ordinary and usual course of its business, and for Equipment no longer needed in the operation of its business, so long as the Borrower receives therefor a sum substantially equal to such Equipment's fair value and such sum is immediately paid to Lender to be applied to the Loan.

                  4.3.7 No Liens; Permitted Encumbrances. The Borrower will not grant or assume or suffer to exist any Lien with respect to any of its assets or property, tangible or intangible, whether now owned or hereafter acquired, except for Liens granted to the Lender pursuant to this Agreement, and except for the following (collectively, the "Permitted Encumbrances"): (a) liens in respect of taxes, fees, assessments and other governmental charges not yet due and payable, or with respect to which the validity thereof is currently being contested in good faith by appropriate proceedings in accordance with the provisions of this Agreement; (b) landlord's liens in respect of rent not in default or Liens in respect of pledges or deposits under worker's compensation, unemployment insurance, social security laws or similar legislation or in connection with appeal and similar bonds incidental to litigation, mechanics', laborers', and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent, and liens securing statutory obligations incidental to the conduct of the business of the Borrower which do not in the aggregate materially detract from the value of the property of the Borrower or materially impair the use thereof in the operation of their respective businesses; (c) judgment liens which shall not have been in existence for a period longer than thirty (30) days after the creation thereof (provided no foreclosure or execution action shall have been commenced) or if a stay of execution shall have been obtained for a period longer than thirty days after the expiration of such stay (provided no foreclosure or execution action shall have yet been commenced) or judgment liens for which the Borrower has obtained a bond in favor of the judgment holder in the full amount of the lien and which bond is otherwise satisfactory to Lender; (d) the security interests, mortgages or Liens, if any, described in the Master Exhibit annexed hereto; and
         (e) Liens otherwise permitted pursuant to Section 4.3.1 hereof.

                  4.3.8 Continuance of Business. The Borrower will not engage in any business other than the businesses in which it is currently engaged or a business reasonably allied thereto, and the Borrower will continue to conduct and operate its business actively and in good faith.

                                    SECTION 5

                        FINANCIAL AND REPORTING COVENANTS

         5.1 Reporting Covenants. The Borrower agrees to provide the Lender with the reports, statements, certificates and information set forth in this Section 5, all of which are referred to as the "Reporting Requirements".

                  5.1.1 Quarterly Financial Statements. The Borrower will furnish to the Lender, within forty-five (45) days after the close of each calendar quarter of its fiscal year, consolidated and
         consolidating   (except





         the last in each fiscal year) financial statements, including a balance sheet, and a statement of profit and loss reflecting the financial condition of the Borrower at the end of such period and the results of its operations for such period and for the period from the beginning of the current fiscal year to the end of such period, in comparative form with figures for the corresponding periods of the previous fiscal year accompanied by a certificate by the Borrower's chief financial officer or President to the effect that such financial statements fairly present such financial condition and results of operations as of the end of and during such period, in accordance with GAAP consistently applied, subject only to year-end adjustments and audit.

                  5.1.2 Annual Financial Statements. The Borrower will furnish the Lender, within one hundred twenty (120) days after the close of each fiscal year, consolidated and consolidating financial statements, including a balance sheet, statement of profit and loss, statements of cash flow, and a statement of changes in shareholders equity, reflecting the financial condition of the Borrower at the end of such fiscal year and the results of its operations during such fiscal year (in each case setting forth in comparative form the corresponding figures for the preceding year) audited and reported upon (in form generally recognized as "unqualified") by Coopers & Lybrand, LLP, or such other independent certified public accountant satisfactory to the Lender, prepared in accordance with GAAP, applied consistently in the preparation thereof and with prior periods, and accompanied by a certificate by the Borrower's chief financial officer or president that such financial statements fairly present such financial condition and results of operations as of the end of and during such period; together with, upon request of the Lender, an opinion of such certified public accountant that to its knowledge there has occurred no event which constitutes, or which with the lapse of time or giving of notice or both would constitute an Event of Default hereunder, or, if the contrary appears to be true, a statement of such Event of Default and the nature thereof.

                  5.1.3 Monthly and Weekly Reports. The Borrower shall also furnish to the Lender monthly, within fifteen (15) days of the last day of each month hereafter:

                           5.1.3.1 an accounts receivable agings and collections
                  report in sufficient detail to allow Lender to determine if the Borrower is in compliance with the Borrowing Base;

                           5.1.3.2 a Borrowing Certificate detailing the Eligible Accounts and Eligible Inventory then available to support the Line of Credit in accordance with this Agreement; and

                           5.1.3.3 an Inventory breakdown report, with certificates of the Borrower's President or chief financial officer as to the values of the Borrower's Inventory, each in form satisfactory to Lender, together with evidence of shipments or deliveries and such other information regarding Inventory as Lender may request.

         The Borrower shall also furnish to the Lender weekly, within two (2) business days of the end of each week, copies of its weekly sales and cash journals.

                  All of such reports,  to the extent governed by GAAP, shall be
         prepared  in  accordance  with  GAAP,   applied   consistently  in  the
         preparation thereof and with prior periods.

                  5.1.4 Officer's Certificates. The Borrower will, upon request of the Lender but in any event within thirty (30) days of the end of each calendar quarter, deliver to the Lender an officer's certificate signed by its President or chief financial officer certifying that: (a) the signer has reviewed the relevant terms of the Financing Instruments and is familiar with the operations and financial condition of the Borrower; (b) there is in existence no Event of Default described in any of the Financing Instruments and no event which, with the giving of notice or lapse of time, or both, would result in the occurrence of an




         Event of Default; or (c) if there is a continuing Event of Default or a continuing condition which, with the giving of notice or lapse of time, or both, would result in the occurrence of an Event of Default, the nature and period thereof and the action which has been taken, is being taken or is proposed to be taken with respect thereto, provided that no such notice, action or proposed action shall affect Lender's rights hereunder with respect to any Event of Default.

                  5.1.5 Other Information. In addition to the foregoing, the Borrower will furnish the Lender from time to time with such financial information and statements as the Lender may reasonably request, and, upon request of the Lender, with copies of all financial statements and financial reports that the Borrower sends or makes available to its members of its Board of Directors or to any governmental authority, together with copies of all management letters of substance and other reports of substance submitted to the Borrower by its independent accountants in connection with any annual or interim audit; and, upon request of the Lender, the Borrower will authorize and direct all accountants and auditors to exhibit and deliver copies of any financial statements, trial balances or other accounting records of any sort, and to disclose to the Lender any information they may have concerning the Borrower's financial or business condition.

         5.2  Financial Covenants.

         The Borrower shall maintain and observe all of the following financial standards, in each case, determined and classified in accordance with GAAP applied on a consistent basis at the applicable dates or during the applicable time periods indicated in the following table:


====================================================================================================================
                                       APPLICABLE DATE OR TIME                    APPLICABLE RATIOS
        FINANCIAL STANDARDS                     PERIOD                        OR MONETARY REQUIREMENTS
- --------------------------------------------------------------------------------------------------------------------
5.2.1:  Consolidated Debt Service     Quarterly, at the end of    At least 1.25:1 (rounded to nearest hundredth)
Ratio                                 each quarter                on an average four- quarter rolling basis
- --------------------------------------------------------------------------------------------------------------------
5.2.2:  Consolidated Total Debt:      Quarterly                   Not to exceed 3.0:1 (in each case rounded to the
Tangible Net Worth Ratio                                          nearest hundredth)
- --------------------------------------------------------------------------------------------------------------------
5.2.3:  Fixed Asset Expenditures      Annually                    For 1995, the Borrower will not make
                                                                  Expenditures (as hereinafter defined) for the
                                                                  purchase of fixed assets from the proceeds of
                                                                  any debt financing (including the Line of Credit
                                                                  or the other Loans) in excess of an aggregate of
                                                                  $600,000; provided however that the Borrower may
                                                                  $150,000 for such Expenditures.  Thereafter, the
                                                                  Borrower will not make Expenditures for the
                                                                  purchase of fixed assets from the proceeds of
                                                                  the Line of Credit in any fiscal year in excess
                                                                  of an aggregate of $150,000 per year, without
                                                                  the prior written consent of the Lender, which
                                                                  consent will not be unreasonably withheld or
                                                                  delayed; provided however that this covenant
                                                                  shall not reduce the level of indebtedness of
                                                                  $150,000 which is permitted to be incurred by
                                                                  the Borrower pursuant to subsection 4.3.1
                                                                  hereof.  This covenant shall be reviewed
                                                                  annually by the Lender and any change therein
                                                                  shall be determined by the Lender by notice to
                                                                  the Borrower.
=====================================================================================================================




                  3.3.6  As used in this Agreement:

                  (a) "Total Debt" means the aggregate of all liabilities of the Borrower for money borrowed, incurred from any source and in any manner whatsoever, all in accordance with GAAP, including all subordinated debt, plus the capitalization of all obligations on leases of real and personal property;

                  (b) "Tangible Net Worth" means the aggregate tangible assets of the Borrower after excluding the book value of all Intangible Assets, minus the amount of aggregate liabilities, including all deferred income taxes, and "Intangible Assets" shall include all goodwill, organizational expense, licenses, patents, trademarks, tradenames, copyrights, capitalized research and development expenses, deferred charges, and all other intangible assets as determined in accordance with GAAP consistently applied);

                  (c) "Consolidated Debt Service Ratio" means Adjusted Operating Cash Flow (as described on Exhibit 5.2.1 attached hereto) divided by Total Debt Service (as described on Exhibit 5.2.1 attached hereto).

                  (d) "Expenditures" shall refer to entire purchase price of any fixed asset in the event of purchase, and the aggregate rental over the entire rental period in the case of a lease. The acquisition of any fixed asset under a lease shall be deemed a purchase of a fixed asset.

                  3.3.6 Computation According to GAAP. All of the terms used in the foregoing financial covenants, except to the extent otherwise specifically defined herein, and all computations made under the foregoing covenants, shall in all respects be governed by and performed in accordance with GAAP consistently applied.

                                    SECTION 6

                                EVENTS OF DEFAULT

         Notwithstanding any provision to the contrary in any instrument evidencing any Obligation, the occurrence of any one or more of the following shall constitute and mean an "Event of Default" under this Agreement:

         6.1 Any statement, report, certificate, representation or warranty, made or furnished by the Borrower in, or in connection with the execution and delivery of this Agreement or any of the Financing Instruments, or in compliance with the provisions of this Agreement or any of the Financing Instruments, or otherwise furnished to the Lender at any time, shall prove to have been false or erroneous when made in any material respect, or omits or fails to state a material fact necessary in order to make the statements contained therein or herein not misleading;



         6.2 The Borrower shall fail to make payment of the principal or interest on the Loans when and as due;

         6.3 The Borrower shall fail to make payment of any other Obligation within fifteen (15) days of the date when and as due;

         6.4 The Borrower shall fail to perform, observe, comply with or satisfy any covenant, agreement or condition contained in this Agreement (other than payment of any Obligation) not cured within thirty (30) days of the earlier of
(i) notice by the Lender to the Borrower or (ii) actual knowledge by the Borrower of the occurrence thereof, plus such additional time as may be required to cure such default because of delays beyond the Borrower's control, if such default is susceptible of being cured and if the Borrower is acting in good faith and is making diligent efforts to cure such default; provided, however, that such cure period shall not exceed the aggregate of ninety (90) days and shall not apply to: (a) any transfer or voluntary encumbrance of assets (including Collateral); (b) any failure with respect to any requirement of the Borrower to give notice to the Lender as provided herein; (c) the Reporting Requirements; or (d) any event which is otherwise an Event of Default pursuant to any other subsections of this Section 6; and such cure period shall run concurrently with, and not in addition to, any and all applicable grace or cure periods contained in any of the other Financing Instruments;

         6.5 The Borrower shall default in payment of (a) any obligations under the lease between BBI and C.W.B. Realty Trust concerning the premises from which the Borrower operates its business; or (b) any obligation under any lease which default could materially adversely affect the Collateral or the business operations of the Borrower; or (c) any obligation or indebtedness to any other Person at any time outstanding, continued for a period sufficient to cause the acceleration of the maturity of such obligation or indebtedness (whether or not such obligation or indebtedness is actually accelerated) and such acceleration could materially adversely affect the Collateral or the business operations of the Borrower;

         6.6 Failure, generally, of the Borrower to pay its debts when due and such failure could materially adversely affect the Collateral or the business operations of the Borrower; or the taking of possession, custody or control of, or the attachment by judicial process of, or issuance of an injunction against, or creation of any other Lien (other than in favor of the Lender) upon, any part of the Borrower's assets by any Person, which action is not dissolved within thirty (30) days;

         6.7  The Borrower:

                  6.7.1 files a voluntary petition in bankruptcy (which term includes any action under Title 11 of the United States Code entitled "Bankruptcy" and commonly referred to as the "Bankruptcy Code"); or

                  6.7.2  is adjudicated a bankrupt or insolvent; or

                  6.7.3 files any petition or answers seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any law relating to bankruptcy, insolvency or other relief for debtors; or

                  6.7.4 seeks or consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator (or other similar official) of itself or of all or any substantial part of its property; or

                  6.7.5  makes  any  general   assignment  for  the  benefit  of
         creditors; or

                  6.7.6 admits in writing to its general inability to pay its debts as they become due;






         6.8 Commencement of any bankruptcy, insolvency, or other creditor's relief proceedings against, or entry by a court of competent jurisdiction of any order, judgment or decree approving a petition filed against the Borrower, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state law or regulation relating to bankruptcy, insolvency, or other relief for debtors, which proceeding, order, judgment or decree remains unvacated or unstated for an aggregate of thirty (30) days, whether or not consecutive, from the date of entry thereof;

         6.9 A material portion of the Borrower's assets shall be damaged by fire or other casualty, the restoration or replacement cost of which damage exceeds, in the aggregate, the amount of insurance proceeds readily available (less applicable deductibles and plus capital in an amount which, in Lender's sole discretion (a) is available for such purposes and (b) expenditure of such capital for such purposes is appropriate under the circumstances) for such restoration or replacement;

         6.10 The issuance or existence of any judgment or judgments against the Borrower by any court of competent jurisdiction, or other governmental authority of competent jurisdiction, aggregating in excess of One Hundred Thousand Dollars ($100,000) in any fiscal year, and not covered by insurance, not paid within thirty (30) days of the date thereof;

         6.11 The loss, suspension or revocation of any governmental license required or necessary in connection with the operation of the Borrower's business;

         6.12 The termination or revocation of any guaranty given by any Guarantor to guarantee payment of any of the Obligations;

         6.13 Service of any process upon the Lender seeking to attach by means of trustee process any funds of the Borrower or of any Affiliate on deposit with Lender, which attachment or process is not dissolved within thirty (30) days; or

         6.14 The occurrence of any change in the Borrower's condition or affairs (financial or otherwise) that, in the Lender's reasonable opinion, impairs the Lender's security or materially increases the Lender's risk under this Agreement or the Financing Instruments, or the occurrence of any event or circumstance with respect to the Borrower such that the Lender reasonably deems itself insecure.

                                    SECTION 7

                                    REMEDIES

         7.1 General Remedies. In addition to and without in any way limiting any other rights and remedies available to the Lender under this Agreement prior to an Event of Default, or any other rights and remedies available to the Lender (whether prior to or after an Event of Default) under any of the Financing Instruments or under applicable law or in equity, upon and at any time or times after the occurrence of any Event of Default hereunder:

                  7.1.1 the Lender may declare and cause all or any portion of the Obligations to be immediately due and payable;

                  7.1.2 the Lender may decline to honor the credit of the Borrower or may refuse to make further advances to the Borrower;





                  7.1.3 The Lender may collect the Receivables Collateral with or without taking possession of the Collateral;

                  7.1.4 the Lender shall be entitled to immediate possession of the Collateral or any portion or portions thereof and may enter upon the Borrower's premises to take possession thereof; may require the Borrower to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties; and/or may require the Borrower to deliver all books, records and accounts relating to the Collateral to the Lender;

                  7.1.5 the Lender may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender. The Lender shall not be required to remove any of the Collateral from any such premises upon the Lender's taking possession thereof, and may render any Collateral unusable to the Borrower. In no event shall the Lender be liable to the Borrower for use or occupancy by the Lender of any premises pursuant to this Agreement except for claims arising out of the Lender's gross negligence, willful misconduct or bad faith, nor for any charge (such as wages for the Borrower's employees and utilities) incurred in connection with the Lender's exercise of the Lender's rights and remedies;

                  7.1.6 the Lender may take such steps as it deems necessary to protect the Lender's interest in and to preserve the Collateral and the Borrower agrees to cooperate fully with all of Lender's efforts to preserve, and will take such actions as the Lender shall direct to preserve, the Collateral;

                  7.1.7 the Lender shall have the rights and remedies of a secured party under the UCC and other applicable laws, the choice and manner of exercise of any right or remedy being in the Lender's sole discretion; and pursuant thereto the Lender shall have the right to foreclose the security interest granted in any Collateral by any available judicial procedure and to take possession of and sell any or all of the Collateral with or without judicial process; the Lender may lease or otherwise dispose of the Collateral, or may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Lender may elect, and, except as to that part of the Collateral which is perishable or threatens to decline steadily in value, or is of the type customarily sold on a recognized market, the Lender shall give the Borrower reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to the Borrower at least seven
         (7) days prior to such sale or sales is reasonable notification, and it is hereby further agreed that at any public sale the Lender may (but shall have no obligation to) bid for and become the purchaser of any Collateral; the Borrower hereby waives any and all rights it may have to judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, indicting without limitation the Lender's right to take immediate possession of the Collateral; and the Lender may do any of the foregoing or otherwise deal with the Collateral in its then condition or following such preparation as the Lender deems advisable, with or without taking possession thereof;

                  7.1.8 the Lender shall have the right to apply to the Obligations any deposits or other sums at any time credited by or due from the Lender to the Borrower; and

                  7.1.9 the Lender may treat any or all of the Financing Instruments as being in default and may exercise any rights and remedies thereunder as it shall deem appropriate.

         7.2 License. The Borrower hereby grants to the Lender a nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower or any Affiliate now or hereafter has rights, such license being granted in connection with the completion of the manufacture of Inventory or sale or other disposition of Inventory by Lender in the exercise of its rights and remedies hereunder.






         7.3 No Duty of Preservation; Joint Property. The Lender may at all times proceed directly against the Borrower to enforce the payment of the Borrower's Obligations to the Lender, and shall not be required to take any action of any kind to preserve, collect upon or protect the rights of the Lender in any Collateral obtained pursuant to the Financing Instruments. In the event any Collateral, or any Deposit Account, is held in joint or common names, the Lender may deal with such Collateral, or any Deposit Account, for all purposes hereunder, and under any or all of the Financing Instruments, as if belonging to any one, and no more than one, of such joint or common owners.

         7.4 Cumulative Remedies. The enumeration of rights and remedies herein, and in each of the Financing Instruments, shall be cumulative and not exclusive, and shall be in addition to, and shall not exclusive of, any other rights or remedies the Lender may have, whether under the UCC or other applicable law, or in equity, or otherwise. The Lender shall, in its discretion, determine its choice of rights and remedies and the order in which they shall be exercised, and whether or not, and which, Collateral is to be proceeded against, and in which order. The exercise of any right or remedy shall not preclude the exercise of others.

                                    SECTION 8

                               WAIVER; TERMINATION

         8.1 Waiver By the Borrower. The Borrower hereby waives demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of Loan or advances made, credit extended, Collateral received or delivered, or any other action taking in reliance herein, and all other notices and demands of any kind except as expressly set forth herein.






         8.2 Lender's Option To Waive. The Lender may at its sole discretion, at any time and from time to time, waive any of the requirements or provisions hereof, or contained within any of the Financing Instruments, or any default hereunder or under any of the Financing Instruments, but only by an express written waiver signed by an authorized officer of the Lender; no act other than an express written waiver, nor any failure to act or delay by the Lender shall constitute a waiver of any requirement or provision of, or any default under, or any of the Lender's rights or remedies under, this Agreement or any of the Financing Instruments. No single or partial waiver by the Lender of any provision of this Agreement or any of the Financing Instruments, or any breach or default thereunder, or of any right or remedy which the Lender may have, shall operate as a waiver of any other provision, breach, default, right or remedy, nor of the same one on any future occasion.

                                    SECTION 9

                                  MISCELLANEOUS

         9.1 Deposits As Collateral; Set-Off. Any and all deposits, Deposit Accounts, and other sums at any time credited by or due to the Borrower from the Lender or any of its banking or lending affiliates or any lender acting as a participant under any loan arrangement between the Lender and the Borrower, and any cash, certificates of deposit, securities, instruments, documents, policies and certificates of insurance, goods, Accounts, choses in action, Chattel Paper, and other property of the Borrower in the possession or control of, or in transit to or from, the Lender, or any of its banking or lending affiliates, or any lender acting as a participant under any loan arrangement between the Lender and the Borrower, or any third party acting on the Lender's behalf, regardless of the reason the Lender, or such other party, receives or is to receive the same (whether in pledge, or for safekeeping, or as agent for collection or transmission or otherwise) and regardless of whether the Lender has conditionally released the same, shall at all times constitute security for any and all Obligations, and may be applied or set off against such Obligations at any time, whether or not other collateral is available to the Lender. Lender shall have the unrestricted right from time to time to apply (or to change the application already made of) proceeds of Collateral to any Obligations, as Lender in its discretion may determine.

         9.2 Transfer of Collateral to Bank. Upon the occurrence of an Event of Default, the Lender may at any time thereafter transfer any securities or other property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Obligations or apply it to principal or interest due on Obligations. Insofar as Collateral shall consist of Accounts, contract rights, other claims and rights to the payment of money, insurance policies, instruments, chattel paper, chose in action or the like, the Lender may, without notice to or demand on the Borrower, demand, collect, receipt for, settle, compromise, adjust, use, sue for, foreclosure or realize upon Collateral as the Lender may determine, whether or not Obligations or Collateral are then due, and for the purpose of realizing the Lender's rights therein, the Lender may receive and open mail addressed to the Borrower and endorse and/or remove notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral or items which relate directly to any of the Collateral on behalf of and in the name of the Borrower. All contents of mail opened by the Lender, except for removal of Collateral therefrom, shall be forwarded to the Borrower and the Lender shall not disclose the contents thereof to any other party, except Bank's attorneys, agents and independent contractors who are directly involved with the Lender's relationship with the Borrower, unless any such contents relate directly to Collateral. The powers conferred on the Lender by this subsection are solely to protect the interest of the Lender and shall not impose any duties on the Lender to exercise any powers.

         9.3 No Duty To Preserve or Collect. The Lender shall have no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into possession of the Lender and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender's rights and remedies may be exercised without resort or regard to any other source of satisfaction of the Obligations.




         9.4   Survival  of   Covenants;   Binding   Effect.   All   agreements,
representations, covenants and warranties made by the Borrower in this Agreement, the Financing Instruments, or in any certificate or other document delivered to the Lender in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Obligations to the Lender have been paid in full and satisfied, and the security interest, lien and rights granted to the Lender in any Collateral and its rights and remedies hereunder and under the Financing instruments shall continue in full force and effect notwithstanding the fact that the Borrower's Line of Credit loan account may from time to time be in a zero or credit position, until all Obligations have been satisfied. All the terms and provisions of this Agreement and the Financing Instruments shall be binding upon and inure to and be enforceable by and against the parties hereto and their respective successors and assigns.

         9.5      Termination of Agreement.

                  9.5.1 This Agreement shall terminate upon the final and irrevocable payment in full by the Borrower of the Obligations, or upon acceleration of the Obligations pursuant to the terms of this Agreement.

                  9.5.2 The termination of this Agreement shall not affect any rights of the Borrower or the Lender arising prior to the effective date of such termination, as the case may be, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights created or Obligations incurred prior to such occurrence or termination shall have been fully disposed of, concluded or liquidated. Upon termination of this Agreement, all Obligations (including, without limitation, the Loans) shall be due and payable without notice or demand. The security interests, liens and rights granted to the Lender hereunder and under any instrument or document delivered pursuant hereto or in connection herewith shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that the Borrower's Accounts may from time to time be temporarily in a credit position, until all of the Obligations have been paid in full after the termination hereof. All representations, warranties, covenants, waivers and agreements contained herein shall survive the termination hereof unless otherwise provided.

         Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, the Lender is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold the Lender harmless for, the amount of such payment surrendered until the Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         9.6 Conflict of Terms. In the event of any conflict or contradiction between or among any provision or provisions of this Agreement and any provision or provisions of any of the other Financing Instruments, the provisions of this Agreement shall govern.

         9.7 Prior Discussions; Amendments in Writing; Counterparts; Filing As Financing Statement. This Agreement and all other Financing Instruments incorporate all discussions and negotiations between the Borrower and the Lender, either express or implied, concerning the matters included herein and therein, any custom or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Financing Instruments. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Lender signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. A carbon, photographic or other reproduction of this Agreement or of any financing statement executed to perfect the security interest created herein may be filed as a financing statement under the UCC (or under the Uniform Commercial Code in effect in any jurisdiction outside Massachusetts).

         9.8 General Indemnification. The Borrower shall, and does hereby, further indemnify and save the Lender harmless from any and all liabilities, damages, costs, losses and expenses (including, without limitation, court costs and attorney's reasonable fees and expenses) that the Lender may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, the defending or protecting of any Collateral or the priority of Lender's interest therein, or in collecting or enforcing the Obligations, or in enforcing any of Lender's rights or remedies, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the Financing Instruments, the Obligations, or the Collateral, or on account of the Lender's relationship with the Borrower (each of which may be defended, compromised, settled or pursued by the Lender with counsel of Lender's selection, at expense of the Borrower) except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the Lender's gross negligence or bad faith. The within indemnification shall survive termination of this Agreement. The Borrower's obligations under this subsection constitute part of the Obligations secured by the security interest created by this Agreement and by the other Financing Instruments.

         9.9 Destruction of Documents; Jurisdiction. This Agreement and all other Financing Instruments, may be reproduced by the Lender by any photographic, photostatic, microfilm, or similar process, and the Lender may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). The Borrower acknowledges receipt of a true, correct and complete copy or counterpart of this Agreement.





         9.10 Notices.

                  9.10.1 All notices or demands hereunder to the parties hereto shall be made in writing and shall be deemed to have been sufficiently given for all purposes one business day after being sent by recognized overnight delivery service for next day delivery service, on the same business day if delivered by hand and three business days after being sent by United States mail, certified mail return receipt requested, first class, postage prepaid, and addressed to the parties at their respective Notice Addresses set forth above, together with the following additions: (a) for the Lender, "Attention: Commercial Banking Group" and (b) for the Borrower, "Attention: Richard T. Schumacher, President". Either of the parties may change its Notice Address hereunder by giving notice of such change to the other party in accordance with the provisions of this subsection.

                  9.10.2 Notwithstanding any provision herein to the contrary, the Borrower agrees that the failure or delay by the Lender in giving any notice or statement hereunder, or any inaccuracy therein or incompleteness thereof, shall not in any way alter or affect the absolute and unconditional obligation of the Borrower to pay and perform in full the Obligations, but any action taken or not taken by the Borrower as a direct result of such lack or delay of notice, or of the Borrower's good faith reliance upon a material inaccuracy therein or the material incompleteness thereof, as the case may be, shall not in of itself, and to the extent thereof, constitute an Event of Default hereunder, so long as the Borrower does not otherwise have or receive notice or knowledge of the material contents or substance of such notice, or of the inaccuracy or incompleteness thereof, as the case may be, and the Borrower acts at all times in good faith.

         9.11 Application of Proceeds. The proceeds of any collection, sale or disposition of the Collateral, or of any other payments received hereunder, shall be applied toward the Obligations in such order and manner as the Lender determines in its sole discretion, any statute (the application of which may be waived or modified by agreement), customs or usage to the contrary notwithstanding. The Borrower shall remain liable to the Lender for any deficiency remaining following such application.

         9.12 Continuance of Defaults. As used herein, and in any of the Financing Instruments, upon any and each occurrence of an Event of Default, such Event of Default shall be deemed to continue until cured by the Borrower in accordance with this Agreement (and the applicable provisions of the Financing Instruments, as the case may be), and until such time as the Borrower requests and receives from the Lender the Lender's written acknowledgment that such Event of Default (as specified in the request) has been cured and is no longer continuing, which acknowledgment the Lender shall not unreasonably withhold or delay.

         9.13 Severability. If any provision of this Agreement or any of the Financing Instruments, or any portion of such provision, or the application thereof to any person or circumstance, shall to any extent be held invalid or unenforceable, the remainder of this Agreement and the Financing Instruments or the remainder of such provision and the application thereof to other persons or circumstances (other than those as to which it is held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof and of the Financing Instruments shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

         9.14 Headings. Headings appearing in this Agreement are intended for convenience only and do not constitute and shall not be interpreted to be a part of this Agreement.

         9.15 Governing Law; Sealed Instrument. This Agreement is executed and delivered in The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument. The Borrower submits itself to the jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to this Agreement and the Borrower's relationship with the Lender.

         9.16 Force Majeure. The Lender shall not be responsible for delays or failures in performance hereunder resulting from causes beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war, governmental regulations, fire, communication line failures, power failures, earthquakes or other disasters.

         9.17 Interpretation of Agreement. Should any provision of this Agreement or the other Financing Instruments require interpretation or construction, it is agreed by the parties hereto that the court, administrative body, or other entity interpreting or construing this Agreement or the other Financing Instruments shall not apply a presumption that the provisions thereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that the parties and/or their respective attorneys and agents have fully participated in the preparation of all provisions of this Agreement and the other Financing Instruments.




         EXECUTED as an instrument under seal as of the day and year first stated above.

                                         Borrower:

Signed in the presence of:               BOSTON BIOMEDICA, INC.


______________________________           By:_________________________________
Witness                                  Kevin W. Quinlan, Treasurer, hereunto
                                         duly authorized


                                         BTRL CONTRACTS AND SERVICES, INC.


                                         By:_________________________________
                                                Kevin W. Quinlan, Treasurer,
                                                hereunto duly authorized


                                         BBI-NORTH AMERICAN CLINICAL
                                         LABORATORIES, INC.


                                         By:_________________________________
                                                Kevin W. Quinlan, Treasurer,
                                                hereunto duly authorized

                                         Lender:

                                         THE FIRST NATIONAL BANK OF BOSTON


                                         By:_________________________________
                                                Roger F. Allard
Vice President/Director






                                  EXHIBIT 1.4.1


              Appraisal conducted by Frank Ronne & Associates dated
                  August 9, 1994 of BBI, BTRL and NACL Eligible
                                Equipment is held
                              in the Lender's files









                                   EXHIBIT 1.8

                       TO SECOND AMENDED AND RESTATED LOAN
                             AND SECURITY AGREEMENT


1)    Contract Number:     263-MQ-519321-1

      Issued By:           National Cancer Institute, NIH

      Contracting
      Officer:             Ms. Patricia Haun

      Description:         LN2 Freezer Maintenance Contract (#108)

      Disbursing
      Officer: Chief, Contracts Section, FAAB, Division of Financial Mgmt. Bldg. 31, Rm. B1B05A,
                           9000 Rockville Pike, Bethesda, MD 20892

      Sureties:            N/A



2)    Contract Number:     NO1-CP-33060

      Issued By:           Cancer Etiology Contracts Section, NCI, NIH

      Contracting
      Officer:             Nancy E. Coleman

      Description:         Repository for Cancer Study (#115)

      Disbursing
      Officer: Chief, Contracts Section, FAAB, Division of Financial Mgmt. Bldg. 31, Rm. B1B05A,
                           9000 Rockville Pike, Bethesda, MD 20892

      Sureties:            N/A



3)    Contract Number:     2-R44-AI29224

      Issued By:           National Institute of Allergy &
                           Infectious Diseases, NIH

      Contracting
      Officer:             Todd Ball, Grants Mgmt. Officer, GMB, DEA-NIAID

      Description:         Lyme PCR (#117)

      Disbursing


      Officer:             Ms. Jessilynn Elliott, Division of Payment
                           Management, P.O. Box
                           6021, Rockville, MD 20852

      Sureties:            N/A



4)    Grant Number:        5-RO1-AI-33066 (NIH, NIAID)
      Subcontract No.:     5-50257

      Issued By:           University of North Carolina

      Contracting
      Officer:             Ms. Carol Alderson, NIAID Contract Specialist

      Description:         Plant Anti-HIV Drug Testing (#112)

      Disbursing
      Officer: Mary Fedash, Chief, Contracts Section, FAAB, Div. of Financial Mgmt. Bldg. Rm. B1B05A,
                           9000 Rockville Pike, Bethesda, MD 20892

      Sureties:            N/A



5)    Contract Number:     N01-HD-33183

      Issued By:           NICHD, NIH

      Contracting
      Officer:             Harvey Shifrin

      Description:         Repository for PAMA Studies (116)

      Disbursing
      Officer: Chief, Contracts Section, FAAB, Division of Financial Mgmt. Bldg. 31, Rm. B1B05A,
                           9000 Rockville Pike, Bethesda, MD 20892

      Sureties:            N/A



6)    Contract Number:     1 R43 HL54370

      Issued By:           National Heart, Lung & Blood Institute, NIH

      Contracting Officer: Jane R. Davis, Section Grants Mgmt. Officer, GOB








      Description:         Multiplex PCR (#120)

      Disbursing
      Officer:             Ms. Mary S. Reid, Division of Financial
                           Management, NIH
                           Building 31, Room B1B11, Bethesda, MD 20892

      Sureties:            N/A



7)    Contract Number:     N01-HD-5-3232

      Issued By:           NICHD, NIH

      Contracting Officer: Ms. Mya Hlaing

      Description:         Repository for MFMU Studies (122)

      Disbursing
      Officer: Chief, Contracts Section, FAAB, Division of Financial Mgmt. Bldg. 31, Rm. B1B05A,
                           9000 Rockville Pike, Bethesda, MD 20892

      Sureties:            N/A



8)    Contract Number:     263-00045134-03-BPA/G

      Issued By:           NIH, PHS, DHHS

      Contracting Officer: Bill Ainsworth
      Description:         NIH BPA

      Disbursing
      Officer:             Accounts Payable Section, DFM, Bldg. 31,
                           Rm. B1B39

      Sureties:            N/A

9)    Contract Number:     FDA 001273-00-95-00 00

      Issued By:           FDA, Supply Contracts Section, HFA-513

      Contracting
      Officer:             Donald W. Broome

      Description:         FDA BPA







      Disbursing
      Officer:             DHHS/FDS/Commercial Accts., 5600 Fishers    Lane,
                           HFA-122, Rockville, MD 20857

      Sureties:            N/A



10)   Contract Number:     DAMD17-94-A-4011 (BPA)

      Issued By:           U.S. Army Medical Research Acquisition Activity

      Contracting
      Officer:             Herman F. Willis, Jr.

      Description:         Army BPA

      Disbursing
      Officer:             Finance & Accounting Office, Bldg. 810,
                           Fort Detrick, MD 21702-5000

      Sureties:            N/A






11)   Contract Number:     N01-AI-42902 (MAA)

      Issued By:           National Institute of Allergy and Infectious Disease,
NIH

      Contracting
      Officer:             Toni A. Kuhn

      Description:         NIAID Master Agreement

      Disbursing
      Officer: Chief, Contracts Section, FAAB, Division of Financial Mgmt. Bldg. 31, Rm. B1B05A,
                           9000 Rockville Pike, Bethesda, MD 20892

      Sureties:            N/A






                                  EXHIBIT 3.2.1

                               LOCK BOX AGREEMENT


      This Lock Box Agreement (the "Agreement"), dated as of this ___ day of ________ , 199_ , by and between ______________ , a Massachusetts corporation ("________"), and THE FIRST NATIONAL BANK OF BOSTON (the "Lender"). Capitalized terms used without definition shall have the meanings given them in the Loan Agreement (as hereinafter defined).

      WHEREAS, the Lender has entered into a Second Amended and Restated Loan and Security Agreement with Boston Biomedica, Inc., BTRL Contracts and Services, Inc. and BBI - North American Clinical Laboratories, Inc. (together, the "Borrower") dated as of August 2, 1995 (the "Loan Agreement") pursuant to which the Borrower has granted the Lender a security interest in, inter alia, its present and future Eligible Accounts and proceeds thereof; and

      WHEREAS, the Loan Agreement provides that all collections and proceeds of such Eligible Accounts shall be remitted in kind to the Lender in accordance with the provisions of this Agreement and the Loan Agreement.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Post Office Box. The Lender has rented a Post Office Box (the "Lock Box") at the post office located at , in the name of for the benefit of the Lender under United States Post Office Box No. . hereby authorizes Lender to date and deliver the executed Notice to Postmaster to the Post Office attached hereto as Exhibit A. __________ hereby represents, warrants and covenants that all customers of have been instructed to mail their remittances to the Lock Box in accordance with the terms of the Loan Agreement. In the event that receives any such remittances, shall promptly deliver such remittances to the Lender.

      2. Access to Contents of Lock Box. The Lender will have exclusive and unrestricted access to the Lock Box and will have complete and exclusive authority to receive, pick up and open all regular, registered, certified or insured mail addressed to at the Lock Box. Such mail will be picked up by the Lender at the same time as its own mail is collected throughout the working day.

      3. Remittance Collection. The Lender will open all mail addressed to the Lock Box and will remove and inspect the enclosures. All checks, money orders and other forms or orders for the payment of money and other collection remittances (hereinafter collectively referred to as "checks") shall be processed by the Lender as follows:

               (a) Missing Date. All undated checks will be dated by the Lender as of the date of receipt and processed as hereafter provided.

               (b) Postdated. Checks postdated two days from date of receipt will be processed on the date of receipt. Checks postdated three days or more from the date of receipt will be processed on the date of receipt in the absence of notice of a specific agreement between ________ and the Lender in which case the Lender will consult with ___________ .

               (c) Stale Date. Checks dated six months or more prior to the date of collection will be deposited on the date of receipt.








               (d) Differing Amounts. Where written and numeric amounts differ, a check will be processed by the Lender in accordance with the written amount.

               (e) Signature Missing. Checks which do not bear the drawer's signature will be deposited and processed by affixing a notice thereto requesting that the drawee Lender contact the drawer thereof for authority to pay thereunder.

               (f) Alterations and Restrictions. The Lender will consult with __________ regarding checks with alterations and checks bearing restrictive notations such as those marked "Payment in Full", and the Lender will either deposit such checks or return them to the maker.

               (g) Foreign Currency. Checks drawn in foreign currency will be processed in accordance with the Lender's normal procedure for such checks.

      4. Processing of Acceptable Checks. All checks, except those not acceptable for deposit under the terms of this Agreement, shall be deposited on the day of receipt by the Lender to Account _______________ , and shall be endorsed as follows:

      CREDIT TO THE ACCOUNT OF THE WITHIN NAMED PAYEE. PAYMENT ACCEPTED WITHOUT PREJUDICE. ABSENCE OF ENDORSEMENT GUARANTEED. WORCESTER COUNTY INSTITUTION FOR SAVINGS.

      __________________ agrees to indemnify the Lender from and against any and
all  losses,   costs  and  expenses  incurred  by  it  which  result  from  such endorsement.

      All remittances, advices, envelopes and written matter (except as expressly provided herein) received in the Lock Box shall be sent by the Lender to ____________ . On each day on which there is a deposit to said account, the Lender shall send by telecopier to a detailed analysis of the check amount, the check number and the invoices being paid, and the Lender shall mail a monthly statement of account to ______________.

      5. Returned Checks. Checks deposited in said account which are returned unpaid because of insufficient or uncollected funds will be redeposited by the Lender only once. If redeposit is not warranted because payment has been stopped on the check or because the account on which the check was drawn has been closed, or if a check is returned a second time, the Lender will charge said account and send a debit advice with the item to ____.

      6. Remittances Received by _______. will forward to the Lock Box on the day received any remittances which are sent directly to ____.

      7. Record Maintenance. All deposited checks will be microfilmed on front and back by the Lender and retained for seven years by the Lender prior to destruction thereof.

      8. Lender Charges. All charges of the Lender for services rendered pursuant to this Agreement shall be debited to ______'s account.

      9. Force Majeure. The Lender shall not be responsible for delays or failures in performance hereunder resulting from causes beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war, governmental regulations, fire, communication line failures, power failures, earthquakes or other disasters.

      10. Term. This Agreement shall continue in full force and effect until termination by the Lender in accordance with the Loan Agreement or prior written notice to _____.








      11. Modification. This Agreement may be modified only by a writing signed by all of the parties hereto.

      12. Addresses. All notices, including phone notices, daily deposit advices, monthly statements of account and copies of all checks and the documents which are to be given or sent hereunder shall be sent as provided in the Loan Agreement and, where applicable, given at the following phone numbers:


      If to the Lender: The First National Bank of Boston
                                  ATTN: Roger F. Allard, Vice President/Director
                                        (508) 770-7125

      If to the Borrower:        ________________________________
                                  ATTN: Kevin J. Quinlan, Chief
                                        Financial Officer
                                        (508) 580-1900

      13. Jurisdiction. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                       THE FIRST NATIONAL BANK OF BOSTON



                                       By:
                                          ---------------------------
                                          Roger F. Allard
                                          Vice President/Director





                                       By:
                                          -----------------------------
                                          Kevin W. Quinlan, Treasurer








                                    EXHIBIT A



                                  ____________




                                   DATE __________, 199



Postmaster
Worcester, Massachusetts


Dear Sir/Madam:

        We request and authorize that you rent to The First National Bank of Boston ("FNBB") a post office box in our name and to grant representatives of FNBB unrestricted access to the post office box for the removal of any mail placed therein.




                                                    ______________


                                                    By:____________________
                                                    Name:  Kevin W. Quinlan
                                                    Title: Treasurer











                               EXHIBIT 4.2.15 (A)


                         [FORM OF COLLATERAL ASSIGNMENT]



         This Collateral Assignment (the "Assignment") is made this ___ day of _______, 19___ by _____________________________________________, a Massachusetts
corporation      having     a     principal     place     of     business     at
_________________________________          (the          "Assignor")          to
____________________________, a Massachusetts bank having a principal place of business at _____________________________________________ (the "Assignee").

         This Assignment is executed and delivered by the Assignor to the Assignee pursuant to and in furtherance of a certain _____________________________________ executed and delivered by the Assignor to the Assignee dated _____________________ (the "Loan Agreement").

         FOR VALUE RECEIVED, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby transfer, assign, convey, set over and deliver to the Assignee all of Assignor's rights, title and interests in and to all moneys due or to become due under the contracts listed on Schedule A attached hereto and incorporated herein by reference and entered into by and between the Assignor and the United States of America and amendments thereof and supplements thereto heretofore or hereafter made (the "Contracts").

         This Assignment shall be deemed to include, and the Assignor does hereby assign to the Assignee all moneys due or to become due to the Assignor from the UNITED STATES OF AMERICA, under any letter of intent, letter of award, acceptance of bid or proposal, other contract, order, authorization to commence performance, communication or instruction received by the Assignor relative to or in anticipation of said Contracts, including said Contracts in their final definitive form and any amendments thereof and supplements thereto, all of which shall be included in the term "Contracts" as herein used. Assignor warrants that the property purported to be assigned hereby is assignable by it to the Assignee, that it has full right to make this Assignment and that it has not made any prior assignment of the Contracts or of any moneys due or to become due thereunder. Assignor will execute and deliver such further instruments and do such further acts as the Assignee may request or as shall be necessary or desirable for the further assurance of the Assignee of the moneys due or to become due from the UNITED STATES OF AMERICA under the Contracts, will deliver and transfer to the Assignee upon request all books, correspondence and other papers appropriate to verify or substantiate such moneys, and will give the Assignee all reasonable assistance in collecting such. Assignor will hold in trust for the Assignee all such moneys hereafter received by it and will forthwith transmit the same in specie (after first making any necessary endorsements) to the Assignee.

         This Assignment is executed in accordance with the provisions of the Assignment of Claims Act of 1940 as amended.

         The Assignee is authorized and shall be entitled to do in its name, or in the name of the Assignor, all things with reference to the moneys due under the Contracts or any of them and hereby assigned under the terms of this instrument, that the Assignor might have done but for this Assignment. Such include, without limitation, the following:

         1. To receive, collect (by suit or otherwise) and receipt for the payment of all moneys due or hereafter to become due under any of the Contracts;

         2. To endorse in the name of the Assignor any checks or drafts payable to the Assignor which shall be collected or received on account of or in payment of any moneys due or which shall hereafter become due under the terms of any of the Contracts;








         3. To settle, adjust and compromise all present and future claims arising out of any of the moneys due or hereafter to become due under the terms of the Contracts or any of them, without liability except for its own wilful malfeasance in connection therewith.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]








         IN WITNESS WHEREOF, the Assignor has caused this instrument to be executed and delivered in its name and on its behalf by an officer duly authorized, as an instrument under seal, as of the date first written above.

ATTEST:                             ASSIGNOR:

                                    _____________________________


________________________   By: ______________________________
Clerk/Assistant Clerk
                            Its: ____________________

                            [AFFIX CORPORATE SEAL OR
                            ATTACH CERTIFIED COPY OF
                         BOARD OF DIRECTORS' RESOLUTION
                        AUTHORIZING EXECUTION BY SIGNOR]



                          COMMONWEALTH OF MASSACHUSETTS

___________________, ss.                             Date:  __________________

         Then personally appeared the above named ________________________ who being by me duly sworn, said that he is the _________________ of _______________________ the corporation described above and which executed the foregoing instrument, and that he is duly authorized to so execute said instrument as aforesaid, before me.

                                            ----------------------------
                                            Notary Public
                                            My Commission Expires:








                                   SCHEDULE A

TO COLLATERAL ASSIGNMENT BETWEEN ___________________________ AND
______________________________________________



1)    Contract Number:

      Issued By:

      Contracting
      Officer:

      Disbursing
      Officer:



2)    Contract Number:

      Issued By:

      Contracting
      Officer:

      Disbursing
      Officer:













                               EXHIBIT 4.2.15 (B)

                    [FORM OF NOTICE OF COLLATERAL ASSIGNMENT]




Certified Mail                                            Date: _________, 199__
Return Receipt Requested
Receipt No. __________________



________________________                               ________________________
________________________                               ________________________
________________________                               ________________________

ATTN: ____________                                     ATTN:___________________
(CONTRACTING OFFICER OR
DISBURSING OFFICER OR DESIGNATED
AGENCY HEAD IN THE CONTRACT
TO MAKE PAYMENT)


      Re: NOTICE OF ASSIGNMENT OF CONTRACTS as more particularly described on Schedule A attached hereto (hereinafter referred to as the "Contracts") made by _________________________________________
               with BTRL Contracts and Services, Inc., a Massachusetts corporation with a principal place of business at 375 West Street, West Bridgewater, MA 02379 (hereinafter called the "Corporation")

Dear Sir/Madam:

      Please take notice that all of the Corporation's rights, title and interest in and to all monies due or to become due under the above-described Contracts, including all amendments thereof and supplements thereto, have been assigned to The First National Bank of Boston having a principal office at 100 Front Street, Worcester, MA 01608 (hereinafter called "FNBB") pursuant to the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15 (the "Act").

      A true copy of the instrument of assignment executed by the Corporation as Contractor on / / is attached to this notice.

      Pursuant to the Act, we advise you that:

      1.       FNBB is a Massachusetts bank;

      2. The assignment covers all amounts payable to the Corporation under the Contracts which have not already been paid;

      3. The assignment has been made to FNBB and no part thereof has been made to any other parties; and

      4.       No further assignment has been made.









      The copy of the Contracts we have reviewed does not indicate any sureties with respect to the Contracts. We would appreciate your confirming this fact or, if such is not the case, please supply us with appropriate names and addresses of all sureties with respect to the Contracts, so that they can be notified under the Act.

      The Contracts also indicate that payment will be made by the "disbursing officer" as defined under the Act unless you advise us further below.

      All payments due or to become due on the Contracts should be made payable to: FNBB, and should be mailed to: 100 Front Street, Worcester, MA 01615-0073
Attention: Commercial Banking Group.

      Please return to the undersigned the three enclosed copies of this Notice with the appropriate notations (showing the date and hour of receipt, and confirming the above information concerning sureties and disbursing officer) and duly signed by the addressee or person acknowledging receipt on behalf of the addressee, to: First National Bank of Boston, 100 Front Street, Worcester, MA 01608, Attention: Commercial Banking Group.









      If you have any questions or problems, please contact the undersigned. Thank you for your cooperation.

                                           Very truly yours,

                                           FIRST NATIONAL BANK OF BOSTON

                                           By: _______________________________
                                              (Signature of Signing Officer)

                                           Its: _______________________________
                                               (Title of Signing Officer)

                                                100 Front Street
                                                Worcester, MA 01615-0073
                                                Address of Assignee


                                 ACKNOWLEDGMENT

      The addressee designated above hereby acknowledges receipt of the above Notice of Assignment of Contracts and of a copy of the instrument of assignment attached hereto at _______, __m. on ________________, 19___.

                                                ----------------------------
                                                Title: ________________________

                                                ON BEHALF OF:

                                                ----------------------------









                                  EXHIBIT 5.2.1




A.    OPERATING CASH FLOW ("OCF")

      Add:     1.          Earnings before interest and taxes (EBIT)
               2.          Depreciation and Amortization
               3.          Non-cash related and other
      Less:    4.          Cash taxes
               5.          Capital Expenditures (CAPEX)
               6.          OCF

B.    ADJUSTMENTS TO OCF ("Adjusted OCF")

      Add:     7.          Net Equity Raised (1)
               8.          Financed Capex (2)
               9.          Adjusted OCF

C.    TOTAL DEBT SERVICE ("TDS")

               1.          Interest Expense
               2.          Current Maturities of Long Term Debt (CMLTD)
               3.          TDS


Adjusted OCF/TDS = Debt Service Ratio




      Note:
      (1)    Net equity raised is less any equity used to finance acquisitions.
      (2)    Financed Capex is bank/lease debt used to offset capital purchases.









                                                                       EXECUTION


                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

      This First Amendment to Second Amended and Restated Loan and Security Agreement (this "Agreement") is dated as of December ___, 1995, and is by and among BOSTON BIOMEDICA, INC., ("BBI"), BTRL CONTRACTS AND SERVICES, INC. ("BTRL") and BBI - NORTH AMERICAN CLINICAL LABORATORIES, INC., formerly known as NORTH AMERICAN LABORATORY GROUP, INC. ("NACL"), each of which is a Massachusetts corporation validly created, legally existing and in good standing under the laws of the Commonwealth of Massachusetts and each of which has its "Notice Address" at 375 West Street, West Bridgewater, Massachusetts 02379 (BBI, BTRL and NACL, together with their successors and assigns, are collectively referred to herein as the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association having an office and "Notice Address" at Bank of Boston-Worcester Tower, P.O. Box 15073, 100 Front Street, Worcester,
Massachusetts   01608-1438  (together  with  its  successors  and  assigns,  the
"Lender").

      WHEREAS, the Borrower and the Lender are parties to a certain Second Amended and Restated Loan and Security Agreement (the "Loan Agreement") dated as of August 2, 1995 (the Loan Agreement, together with any other documents and instruments executed and delivered in connection therewith or securing the payment and performance obligations of the Borrower thereunder shall be referred to collectively as the "BBI Commercial Financing Documents"); and

      WHEREAS, the Borrower has requested that the Lender extend to the Borrower and the Lender has agreed to so extend a loan (the "Real Estate Loan") in the original amount of $750,000 to finance BBI's acquisition of two parcels of real property with the improvements thereon known as and numbered 375 West Street and 80 Manley Street, West Bridgewater, Plymouth County, Massachusetts (referred to together as the "Property"); and

      WHEREAS, the Real Estate Loan is to be evidenced by a Term Promissory Note given by the Borrower to the Lender in the original principal amount of the Real Estate Loan and a Real Estate Loan Agreement, which is, in turn, secured in part by two certain Mortgage, Financing Statement and Security Agreements, two certain Assignments of Rents and Leases and two certain Assignments of Agreements, Permits and Rights, each with respect to the Property, and an Environmental Indemnification (the foregoing documents referred to together as the "Real Estate Loan Documents"); and

      WHEREAS, the Lender is willing to extend the Real Estate Loan to or for the benefit of the Borrower in accordance with the terms of the Real Estate Loan Documents only if the Borrower agrees to amend the Loan Agreement to provide that (i) the payment and performance obligations of the Borrower under the Real Estate Loan Documents are "Obligations" under the Loan Agreement, which Obligations are secured, in part, by the BBI Commercial Financing Documents and in part by the Real Estate Loan Documents, and (ii) the occurrence of any Event of Default, as defined in the Real Estate Loan Documents, shall constitute an Event of Default under the Loan Agreement and the other BBI Commercial Financing Documents;









      NOW, THEREFORE, in order to induce the Lender to extend the Real Estate Loan and to grant certain other financial accommodations, all to or for the benefit of the Borrower, and in consideration thereof and in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

      1. Definitions. Terms not otherwise specifically defined in this Agreement shall have the respective meanings given to them in the Loan Agreement or in the Real Estate Loan Documents.

      2. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

               A. Section 2.1 Amounts and Types of Loans; Notes Evidencing Loans. The word "and" at the end of subsection 2.1.3 is hereby deleted. The period at the end of subsection 2.1.4 is hereby deleted and "; and" substituted therefor. The following subsection 2.1.5 is hereby added at the end of Section 2.1:

                       2.1.5 a term  loan in the  original  principal  amount of
                Seven Hundred Fifty Thousand Dollars ($750,000) (the "$750,000 Real Estate Term Loan"), evidenced by the Borrower's Term Promissory Note (the "$750,000 Term Note") dated December 11, 1995 in the face amount of the full principal thereof.

        and the sentence in parentheses at the end of Section 2.1 is hereby deleted and the following substituted therefor:

                (The Line of Credit Note, the Amended and Restated Term Note, the $200,000 Term Note, the $350,000 Term Note and the $750,000 Term Note may each be referred to as a "Note" and collectively as the "Notes".

               B. Section 2.5 Use of Proceeds. The word "and" at the end of subsection 2.5.3 is hereby deleted. The period at the end of subsection
        2.5.4 is hereby deleted and ";and" substituted therefor. The following subsection 2.5.5 is hereby added at the end of Section 2.5:

                       2.5.5 with respect to the $750,000 Real Estate Term Loan,
                advances up to the full amount of the $750,000 Real Estate Term Loan shall be made to acquire two parcels of real estate, with the buildings and other improvements thereon, known as 375 West Street and 80 Manley Street, West Bridgewater, Massachusetts (together, the "Property") as more particularly described in the Mortgages.

               C. Section 3.1 Granting Clause; Desription of Collateral. The word "and" at the end of subsection 3.1.10 is hereby deleted. The period at the end of subsection 3.1.11 is hereby deleted and ";and" substituted therefor. The following subsection 3.1.12 is hereby added at the end of
        Section 3.1:

                       3.1.12 The "Mortgaged Estate" as defined in the Mortgages.

               D. Section 6.4. The phrase "or any Financing Instrument" is hereby added after the word "Agreement" in the second line of Section 6.4.

      2. Ratification and Confirmation of Representations, Covenants and Warranties. In order to induce the Lender to enter into this Agreement, the Borrower hereby ratifies and confirms all representations, covenants and warranties contained in the Loan Agreement and all other Financing Instruments, and the Borrower hereby restates all such representations, covenants and warranties as of the date of this Agreement.

      3. Incorporation of Agreement into the Loan Agreement. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect, and all references to the Loan Agreement in any of the Financing Instruments hereafter shall mean the Loan Agreement as amended by this Agreement.

      4. Counterpart Execution. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.

   EXECUTED AS A SEALED INSTRUMENT as of the day and year first stated above.

                                                     BOSTON BIOMEDICA, INC.



__________________________ By:_______________________________
Witness as to Borrower                            Richard T. Schumacher
                                                  President
                                                  Hereunto duly authorized


                                               BTRL CONTRACTS AND SERVICES,
                                                          INC.


                                               By:__________________________
                                                  Richard T. Schumacher
                                                  President
                                                  Hereunto duly authorized

                                               BBI - NORTH AMERICAN CLINICAL
                                               LABORATORIES, INC.


                                               By:__________________________
                                                  Richard T. Schumacher
                                                  President
                                                  Hereunto duly authorized


                                               THE FIRST NATIONAL BANK OF BOSTON



                                               By:_________________________
Witness as to Lender                              Roger F. Allard
                                                  Vice President/Director
                                                  Hereunto duly authorized




PABOS:SCS:201888_2